UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(513) 629-8104

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

SEMI-ANNUAL REPORT

JUNE 30, 2022

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

- MINNESOTA MUNICIPAL BOND ETF (MINN)

est. 2021

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

June 30, 2022

The first half of 2022 was a difficult period for the market, which has been reacting to higher interest rates and the near-term likelihood of economic weakness and lower earnings.

So far, many indicators of economic activity have generally looked good. Unemployment has been low, home prices have been rising, and industrial production has not slowed. In addition, corporate earnings have remained resilient. The current consensus of earnings growth is 10.6% for this year and 9.2% in 2023. But the market focuses on leading indicators, and those are flashing yellow and, in some cases, even red.

In fact, some signs suggest that the economy may be heading toward recession. According to the University of Michigan consumer sentiment index, consumer confidence is at an all-time low, due largely to inflation, which has reached levels not seen since the 1980s. Because consumers are paying higher prices, they are buying fewer items. In addition, there are signs that the housing market is softening. A slowdown in housing could have a far-reaching impact on economic growth, and while unemployment rates remain low, there has been a recent uptick in layoffs. Initial unemployment claims have been inching up and at 231,000 as of June 30, 2022, they are about 40% above the low level hit in the Spring. When weekly claims reach 400,000, that suggests a recession is ahead. We're still a long way from that, but the numbers bear watching.

In the first half of 2022, the S&P 500 Total Return (TR) Index (the "S&P 500") dropped 19.96%. The S&P 500 entered a bear market on June 13, when it declined 20% from its previous peak of 4797, which it reached on January 3. In the second quarter, the S&P 500 declined 16.10%, the Dow Jones Industrial Average TR Index fell 10.78%, and the Bloomberg U.S. Government/Credit Bond Index dropped 5.03%.

Future Outlook

For the economy to flourish in the long term, the Federal Reserve (Fed) needs to get inflation under control. The current inflationary pressures have been caused by multiple factors. Demand, which was overheating thanks to massive fiscal and monetary stimulus during the pandemic, is one. Supply constraints caused by Covid shutdowns in China and labor shortages in the U.S. have also pushed inflation higher.

Higher inflation erodes purchasing power and leads to higher interest rates which chokes off borrowing, resulting in an economy that struggles to grow. In addition, rapidly rising prices have the greatest impact on low-wage earners, who often spend more of their income on necessities. But when inflation is low, interest rates stay low. This encourages companies to fund growth through borrowing and allows consumers to afford loans more easily for homes, cars, and other big-ticket items. Growing companies and growing consumer demand lead to job growth and income growth, resulting in a virtuous cycle.

The Fed is determined to bring inflation back to 2%, and it plans to do so by raising interest rates to temporarily slow demand. The Fed understands that there will be short-term pain because of higher interest rates and that its actions risk causing a recession. But it is committed to putting the economy back on a more sustainable, long-term growth footing. However, we are watching for signs of weakening. In an economic downturn, earnings estimates will almost certainly be reduced. The decline in stock prices is the market's way of anticipating the possibility of lower corporate earnings.

A positive long-term outlook depends primarily on slowing inflation. Should inflation recede and interest rates decline, the economy and markets will begin another cycle of growth. And as Covid recedes, we expect that China will reopen its economy and that supplies of goods will return to normal, further easing inflationary pressures.

Past Performance is not a guarantee of future results.

The Michigan Consumer Sentiment Index is a monthly survey of consumer confidence levels in the United States conducted by the University of Michigan. The survey is based on telephone interviews that gather information on consumer expectations for the economy.

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited) (continued)

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Dow Jones Industrial Average TR Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. It is not possible to invest directly in an index.

Bloomberg U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  June 30, 2022

In the first half of 2022, the Mairs & Power Growth Fund fell 21.69%, compared to declines of 19.96% for the S&P 500 Total Return (TR) Index benchmark and 19.25% for its peer group as measured by the Morningstar U.S. Fund Large Blend category. In the second quarter of 2022, the Fund fell 15.54%, the benchmark lost 16.10%, and the Morningstar peer group dropped 14.89%.

Overall, sector allocation had little effect on the Fund's relative performance in the first half. Positive contributions from overweighting Healthcare and Industrials, along with an underweight in Consumer Discretionary, were offset by lack of exposure to Energy. Energy makes up only 4.4% of the S&P 500 Index benchmark, but in the first half it was the best-performing sector by far, up 31.8%. We expect that in the longer term, Energy demand and supply will converge. As a result, price increases should slow, and the Fund's portfolio should benefit.

Stock selection weighed on performance in the first half of the year. Ecolab (ECL) detracted the most from relative performance in the first half as its stock declined 34.5%. The company suffered with higher input costs as most are tied to oil derivatives. Ecolab should report better results as management takes appropriate pricing actions to offset these increased costs. Also, Ecolab is well-positioned to benefit from a rebound in travel as its customers' businesses improve and its investments in digital technology further differentiate it from its competitors.

Alphabet (GOOG) was also a significant drag on relative performance, even though it performed well compared to other Technology stocks in the first half of the year. While its revenue grew more than 20% in the first quarter, this was a deceleration from the 30% or more growth it posted in each quarter of 2021. Alphabet continues to have a near-monopoly of online search, and its stock should perform better when investor sentiment swings back toward growth stocks.

Healthcare holdings UnitedHealth Group (UHG) and Eli Lilly (LLY) were two of the Fund's largest contributors to relative performance in the first half. UnitedHealth has executed well on its strategy to shift away from its traditional health insurance model and into healthcare delivery. The company is utilizing its unmatched scale in data analysis to provide the most efficient care possible. Eli Lilly, meanwhile, has benefited from positive study results for its groundbreaking product aimed at reducing Alzheimer's disease progression and a new weight loss product within its diabetes franchise. We have trimmed positions in both companies to redeploy proceeds into promising stocks hit hard in 2022.

MAIRS & POWER GROWTH FUND (MPGFX) CONTRIBUTORS

Year To Date (12/31/2021 – 6/30/2022)

Largest Contributors To Relative Performance		Largest Detractors To Relative Performance
Eli Lilly & Company	17.38%	Sherwin-Williams Company	-36.42%
Sysco Corporation	7.84%	Ecolab, Inc.	-34.46%
Johnson & Johnson	3.76%	Bio-Techne Corporation	-33.00%
UnitedHealth Group, Inc.	2.29%	Graco Inc.	-26.31%
Digi International, Inc.*	-1.42%	Alphabet Inc. Class C	-24.40%

Largest relative contributors and detractors are securities that were selected based on their contribution to the portfolio as of June 30, 2022. The performance number shown is total return of the security for the period and includes only securities held for the entire period. Total return is the amount of value an investor earns from a security over a specific period and when distributions are reinvested. Past performance does not guarantee future results.

*  Digi International, Inc. was a relative contributor because even though it was down on an absolute basis, it performed well relative to the Fund benchmark.

MAIRS & POWER GROWTH FUND (unaudited) (continued)

In the second quarter, the Fund started two new positions. Both are Industrial companies that are leaders in markets with growth tailwinds.

Georgia-based Chart Industries (GTLS), which has a significant manufacturing facility in New Prague, Minnesota, manufactures storage tanks and heat exchangers for the industrial gas and energy markets. It foresees increased demand over the next several years in the LNG (liquid natural gas) industry as countries scramble to adjust to supply disruptions resulting from Russia's invasion of Ukraine. Also, Chart is positioned to benefit if hydrogen becomes an energy storage solution for utilities shifting to renewable sources.

The Fund's other new holding is Wisconsin-based Generac (GNRC), which dominates the market for residential standby generation. Increasingly frequent and severe weather events are driving demand for its products, particularly as consumers rely more on digital connectivity. We saw an opportunity given the significant pullback in the stock over the last year.

Looking ahead, we believe the Fund should perform well even if the current inflationary environment persists. A significant part of our analysis involves looking closely at companies' competitive positions and their ability to pass on price increases to their customers. We also expect the Fund's significant exposure to Industrials to benefit as global supply chain disruptions improve.

Andrew R. Adams Lead Manager	Peter J. Johnson Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Morningstar U.S. Fund Large-Blend portfolios are fairly representative of the overall U.S. stock marketing in size, growth rates, and price. Stocks in the to 70% of the capitalization of the U.S equity market are defined as large-cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the portfolios' returns are often similar to those of the S&P 500 Index.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2022

Ten years of investment performance (through June 30, 2022)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2022

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund(1)	-13.28%	9.39%	11.72%	9.30%
S&P 500 Total Return Index(2)	-10.62%	11.31%	12.96%	9.08%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 20, 2022, the expense ratio for the Fund is 0.61%. See the Financial Highlights in this report for the most recent expense ratio.

(1)  Performance figures reflect the historical performance of the Mairs & Power Growth Fund (the "Predecessor Growth Fund"), a series of Mairs & Power Funds Trust, for periods prior to April 29, 2022.

(2)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  June 30, 2022

Portfolio Managers

Andrew R. Adams, CFA, lead manager of the Mairs & Power Growth Fund and the Predecessor Growth Fund since April 1, 2019, co-manager from January 1, 2015 through April 1, 2019, University of Wisconsin-Madison, MS Finance 1997

Peter J. Johnson, CFA, co-manager of the Mairs & Power Growth Fund and the Predecessor Growth Fund since April 1, 2019, University of Wisconsin-Madison, MBA Applied Security Analysis 2010

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$126.81
Expense Ratio	0.63%[1]
Portfolio Turnover Rate	6.35%
Sales Charge	None[2]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets)3

Microsoft Corp	7.9%
Alphabet Inc	6.7
UnitedHealth Group Inc	6.2
Amazon.com Inc	4.7
US Bancorp/MN	4.0
Ecolab Inc	3.6
Graco Inc	3.0
Medtronic PLC	3.0
Roche Holding AG	2.9
Bio-Techne Corp	2.8

Portfolio Diversification
(Percent of Total Net Assets)

Common Stocks 99.3%
Information Technology	24.8%
Health Care	20.5
Industrials	16.3
Financials	10.3
Consumer Discretionary	7.1
Communication Services	7.6
Materials	7.4
Consumer Staples	4.6
Utilities	0.7
Short-term Investments 0.7%[4]	0.7
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2022.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2022

Shares	Security Description	Fair Value
	COMMON STOCKS 99.3%
	COMMUNICATION SERVICES 7.6%
136,500	Alphabet Inc (a)	$298,586,925
455,000	Walt Disney Co/The (a)	42,952,000
		341,538,925
	CONSUMER DISCRETIONARY 7.1%
1,994,000	Amazon.com Inc (a)	211,782,740
157,999	Gentherm Inc (a)	9,860,718
115,000	Home Depot Inc/The	31,541,050
297,000	Polaris Inc	29,486,160
312,000	Sleep Number Corp (a)	9,656,400
180,000	Target Corp	25,421,400
		317,748,468
	CONSUMER STAPLES 4.6%
2,621,592	Hormel Foods Corp	124,158,597
947,000	Sysco Corp	80,220,370
		204,378,967
	FINANCIALS 10.3%
1,440,300	Charles Schwab Corp/The	90,998,154
257,000	JPMorgan Chase & Co	28,940,770
364,000	Northern Trust Corp	35,118,720
700,000	Principal Financial Group Inc	46,753,000
3,925,000	US Bancorp/MN	180,628,500
2,064,000	Wells Fargo & Co	80,846,880
		463,286,024
	HEALTH CARE 20.5%
515,000	Abbott Laboratories	55,954,750
195,000	Baxter International Inc	12,524,850
362,700	Bio-Techne Corp	125,726,328
152,000	Eli Lilly & Co	49,282,960
60,000	Inspire Medical Systems Inc (a)	10,960,200
690,000	Johnson & Johnson	122,481,900
1,488,000	Medtronic PLC (d)	133,548,000
3,145,000	Roche Holding AG (c)	131,177,950
541,000	UnitedHealth Group Inc	277,873,830
		919,530,768
	INDUSTRIALS 16.3%
171,000	3M Co	22,129,110
536,000	CH Robinson Worldwide Inc	54,334,320
104,000	Chart Industries Inc (a)	17,407,520
1,510,000	Donaldson Co Inc	72,691,400
1,588,000	Fastenal Co	79,272,960
49,000	Generac Holdings Inc (a)	10,318,420

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
2,295,000	Graco Inc	$136,345,950
225,000	Honeywell International Inc	39,107,250
2,176,066	nVent Electric PLC (d)	68,176,148
246,000	Rockwell Automation Inc	49,030,260
942,966	Tennant Co (e)	55,870,735
1,636,000	Toro Co/The	123,992,440
		728,676,513
	INFORMATION TECHNOLOGY 24.8%
921,533	Digi International Inc (a)	22,319,529
523,000	Entegris Inc	48,183,990
1,080,000	Fiserv Inc (a)	96,087,600
1,018,000	Jamf Holding Corp (a)	25,215,860
480,000	Littelfuse Inc	121,939,200
1,382,000	Microsoft Corp	354,939,060
459,500	Motorola Solutions Inc	96,311,200
622,000	NVIDIA Corp	94,288,980
802,000	QUALCOMM Inc	102,447,480
372,000	salesforce.com Inc (a)	61,394,880
290,000	Visa Inc	57,098,100
483,857	Workiva Inc (a)	31,929,724
		1,112,155,603
	MATERIALS 7.4%
1,039,000	Ecolab Inc	159,756,640
1,385,000	HB Fuller Co	83,390,850
403,953	Sherwin-Williams Co/The	90,449,116
		333,596,606
	UTILITIES 0.7%
500,000	Alliant Energy Corp	29,305,000
	TOTAL COMMON STOCKS (cost $2,508,095,844)	$4,450,216,874
	SHORT-TERM INVESTMENTS 0.5%
20,850,698	First American Government Obligations Fund, Class X, 1.286% (b) (cost $20,850,698)	$20,850,698
	TOTAL INVESTMENTS 99.8% (cost $2,528,946,542)	$4,471,067,572
	OTHER ASSETS AND LIABILITIES (NET) 0.2%	8,842,662
	TOTAL NET ASSETS 100.0%	$4,479,910,234

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

(a)  Non-income producing.

(b)  The rate quoted is the annualized seven-day effective yield as of June 30, 2022.

(c)  American Depositary Receipt.

(d)  Issuer headquartered overseas but considered domestic. The Adviser defines foreign issuers as those whose operational leadership or headquarters is located in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues; and/or 3) where it earns the majority of its profits.

(e)  Affiliated company at June 30, 2022.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  June 30, 2022

The Mairs & Power Balanced Fund finished the first half of 2022 down 15.79%. The benchmark composite index (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Government/Credit Bond Index) lost 16.38% during the period, while the Morningstar US Fund Allocation 50%-70% Equity category peer group fell 14.75%. In the second quarter, the Fund fell 9.93%, the benchmark lost 11.76%, and the Morningstar peer group dropped 10.64%.

The Fund's asset allocation negatively impacted year-to-date performance as stocks fell more than bonds during the first half. While bonds continue to have their worst year in the last 40 years, stocks fell more due to economic uncertainty in the face of higher interest rates and inflationary pressures.

Investors may be aware of our long-term equity strategy, which seeks to identify companies with durable competitive advantages, buy them at attractive valuations, and hold them for the long-run returns. The equity portion of the Fund's portfolio outperformed its primary benchmark during the first half of the year, aided by our value tilt and our security selection.

The Fund's underweight to Technology has had a pronounced positive impact on relative equity returns year-to-date, and selection within the sector added to performance given our focus on companies generating steady cash flow. Visa (V) was the largest positive contributor to relative performance as consumers demonstrate a willingness to spend again and cross-border travel picks up. Fiserv (FISV) also benefited from the rebound in consumer spending and from consistent execution leading to high-quality cash flow generation. Partly helpful was our general underweight to semiconductor manufacturers. However, Qualcomm (QCOM), the Fund's second-largest Technology holding, negatively impacted performance as semiconductor manufacturers widely experienced weakness due to supply shortages. We have leveraged weakness in some Technology companies with long-term competitive advantages, adding to Qualcomm and Salesforce (CRM).

The Fund's significant overweight to Healthcare helped meaningfully with year-to-date outperformance. Eli Lilly (LLY) continued to perform well as studies point to positive indications for an obesity/type 2 diabetes treatment, Mounjaro, which is still in testing. Johnson & Johnson (JNJ) and Medtronic (MDT) also added meaningfully to performance as the rebound in elective procedures boosted sales of medical devices.

MAIRS & POWER BALANCED FUND (MAPOX) CONTRIBUTORS

Year To Date (12/31/2021 – 6/30/2022)

Largest Contributors To Relative Performance		Largest Detractors To Relative Performance
Eli Lilly & Company	17.38%	Sherwin-Williams Company	-36.42%
Hershey Company	11.21%	Ecolab, Inc.	-34.46%
Sysco Corporation	7.84%	Qualcomm, Inc.	-30.15%
Johnson & Johnson	3.76%	Alphabet Inc. Class C	-24.40%
UnitedHealth Group, Inc.	2.29%	Toro Company	-24.14%

Largest relative contributors and detractors are securities that were selected based on their contribution to the portfolio as of June 30, 2022. The performance number shown is total return of the security for the period and includes only securities held for the entire period. Total return is the amount of value an investor earns from a security over a specific period and when distributions are reinvested. Past performance does not guarantee future results.

Communication Services benefited because of stock selection, with Alphabet (GOOG) primarily contributing to relative returns. Alphabet's results have been bolstered by growth in its search and Google Cloud businesses. Microsoft's (MSFT) acquisition of Activision (ATVI) also positively affected first-half performance. Lastly, sector results were aided by a general avoidance of social media names, which languished during the first half.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

The portfolio's lack of Energy holdings hurt year-to-date performance as the recent spike in oil prices drove the sector to the best performance in the market. Despite the near term strength, we have concluded that traditional producers and suppliers cannot build sustainable durable competitive advantages over the long run.

Materials has been a large detractor to year-to-date returns as the Fund's holdings face short-term pressure partly due to hydrocarbon price increases. Our three sector holdings – Ecolab (ECL), Sherwin-Williams (SHW), and H.B. Fuller (FUL) – are downstream, value-added manufacturers that experienced significant raw materials price pressures but were unable to raise prices fast enough to avoid a profit margin squeeze. We believe this price versus cost imbalance is a short-term phenomenon and that gross margins will eventually normalize.

The Fund's Industrial holdings underperformed slightly during the second quarter due to raw materials and transportation cost pressures. Graco (GGG), for instance, experienced margin pressure from its supply chain. We remain confident in the company's long-term strategy, and we believe that it has best-in-class technology in niche segments, such as liquid applicators and pumps. As a result, we took advantage of a rare opportunity to add to the name at a reasonable price.

Fixed income experienced a difficult first half as U.S. Treasury yields rose and credit spreads widened. The 5-year Treasury yield rose 58 basis points during the quarter, and the 10-year Treasury yield rose 68 basis points, making total year-to-date moves of 178 basis points higher on the 5-year Treasury and 151 basis points on the 10-year Treasury. Investment-grade corporate credit spreads widened by about 65 basis points as investors grew more cautious. Even with a duration that is short of the index, the Fund's fixed income portfolio underperformed due to a heavy overweight in corporate bonds.

We continue to believe the primary determinant of outperformance in fixed income will be high-quality credit decisions based on good research. For this reason, we do not make large interest rate calls, and we will maintain our strategic position of slightly short duration with an overweight to corporate credits. There are currently no securities in the Fund's portfolio that are deemed stressed or near stressed, and we continually research company credit in an attempt to pre-empt credit weakness. Over the past two years, portfolio quality has improved, which helps position us for any credit event.

Kevin V. Earley Lead Manager	Robert W. Thompson Co-Manager

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Basis point is a unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001.

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. The Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations. The Balanced Fund is subject to yield and share price variances with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Balanced Fund's holdings may have their credit rating downgraded or may default.

MAIRS & POWER BALANCED FUND (unaudited) (continued)

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 TR Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

Morningstar US Fund Allocation – 50%-70% Equity Category is designed to benchmark target-date and target-risk investment products. Index is based on well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. Index has 60% global equity exposure and 40% global bond exposure. It is not possible to invest directly in an index.

S&P 500 Total Return (TR) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Bloomberg U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2022

Ten years of investment performance (through June 30, 2022)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2022

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund(1)	-10.32%	6.42%	8.08%	7.57%
Composite Index(2)	-10.47%	7.44%	8.55%	7.20%
S&P 500 Total Return Index(3)	-10.62%	11.31%	12.96%	9.08%
Bloomberg U.S. Government/ Credit Bond Index(4)	-10.85%	1.05%	1.67%	3.71%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 20, 2022, the expense ratio for the Fund is 0.69%. See the Financial Highlights in this report for the most recent expense ratio.

(1)  Performance figures reflect the historical performance of the Mairs & Power Balanced Fund (the "Predecessor Balanced Fund"), a series of Mairs & Power Funds Trust, for periods prior to April 29, 2022.

(2)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg Barclays U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

(3)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(4)  The Bloomberg U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  June 30, 2022

Portfolio Managers

Kevin V. Earley, CFA, lead manager of the Mairs & Power Balanced Fund and the Predecessor Balanced Fund since April 1, 2018, co-manager from January 1, 2015 through April 1, 2018, University of Minnesota, MBA Finance 1990

Robert W. Thompson, CFA, co-manager of the Mairs & Power Balanced Fund and the Predecessor Balanced Fund since April 1, 2018, University of Minnesota, MBA Finance 1995

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$97.59
Expense Ratio	0.69%[1]
Portfolio Turnover Rate	6.03%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings
(Percent of Total Net Assets)3

Alphabet Inc	4.1%
Microsoft Corp	3.9
UnitedHealth Group Inc	2.9
Eli Lilly & Co	2.7
US Bancorp/MN	2.4
Abbott Laboratories	2.3
Johnson & Johnson	2.1
Toro Co/The	2.1
Hormel Foods Corp	2.1
Ecolab Inc	1.9

Portfolio Diversification
(Percent of Total Net Assets)

Fixed Income Securities 33.6%
Corporate Bonds	28.3%
U.S. Government Obligations	2.2
Municipal Bonds	1.5
Asset Backed Securities	1.6
Common Stocks 64.8%
Health Care	15.8
Information Technology	14.0
Industrials	10.4
Financials	7.7
Communication Services	4.7
Consumer Staples	4.8
Materials	4.4
Consumer Discretionary	2.1
Utilities	0.9
Short-term Investments 1.6%[4]	1.6
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2022.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs and Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2022

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 33.6%
	CORPORATE BONDS 28.3%
	COMMUNICATION SERVICES 0.9%
$1,688,000	Netflix Inc	5.875%	11/15/28	$1,654,240
2,000,000	Comcast Corp	4.250%	01/15/33	1,973,355
1,000,000	Verizon Communications Inc	4.400%	11/01/34	965,437
3,000,000	AT&T Inc	4.500%	05/15/35	2,858,069
				7,451,101
	CONSUMER DISCRETIONARY 3.2%
1,000,000	General Motors Financial Co Inc	3.700%	05/09/23	1,000,228
1,000,000	General Motors Financial Co Inc	4.250%	05/15/23	1,003,881
1,000,000	General Motors Financial Co Inc	3.950%	04/13/24	994,004
250,000	General Motors Co	4.000%	04/01/25	247,125
1,000,000	General Motors Financial Co Inc	4.300%	07/13/25	985,845
1,064,000	Block Financial LLC	5.250%	10/01/25	1,084,259
1,500,000	Ford Motor Co	4.346%	12/08/26	1,393,125
1,000,000	Darden Restaurants Inc	3.850%	05/01/27	964,001
2,245,000	Lear Corp	3.800%	09/15/27	2,126,163
1,000,000	General Motors Co	4.200%	10/01/27	951,127
1,000,000	AutoNation Inc	3.800%	11/15/27	948,288
2,000,000	Hasbro Inc	3.900%	11/19/29	1,841,938
2,000,000	Advance Auto Parts Inc	3.900%	04/15/30	1,825,243
1,000,000	Mohawk Industries Inc	3.625%	05/15/30	895,416
2,000,000	Block Financial LLC	3.875%	08/15/30	1,805,292
1,000,000	Kohl's Corp	3.375%	05/01/31	870,613
1,750,000	Ford Motor Credit Co LLC	3.625%	06/17/31	1,361,920
1,000,000	Starbucks Corp	3.000%	02/14/32	871,746
500,000	Tapestry Inc	3.050%	03/15/32	409,235
500,000	Kohl's Corp	6.875%	12/15/37	469,530
1,000,000	General Motors Co	5.150%	04/01/38	876,892
1,000,000	Ford Motor Co	4.750%	01/15/43	715,178
1,100,000	Whirlpool Corp	5.150%	03/01/43	1,009,962
750,000	Hasbro Inc	5.100%	05/15/44	676,215
1,073,000	Kohl's Corp	5.550%	07/17/45	910,209
				26,237,435
	CONSUMER STAPLES 1.3%
430,000	Land O' Lakes Inc (g)	6.000%	11/15/22	431,169
2,500,000	Land O' Lakes Inc (h)	7.250%	04/04/27	2,387,238
1,949,000	Land O' Lakes Capital Trust I (g)	7.450%	03/15/28	2,025,693
2,500,000	Land O' Lakes Inc (h)	7.000%	09/18/28	2,358,063
250,000	Smithfield Foods Inc (g)	3.000%	10/15/30	208,073
1,000,000	Walgreens Boots Alliance Inc	4.500%	11/18/34	923,889

Mairs and Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	CONSUMER STAPLES (continued)
$1,000,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc	4.700%	02/01/36	$962,972
1,000,000	Walgreens Boots Alliance Inc	4.800%	11/18/44	881,592
1,000,000	Molson Coors Brewing Co	4.200%	07/15/46	826,399
				11,005,088
	CONSUMER, NON-CYCLICAL 0.1%
1,000,000	Wildlife Conservation Society	3.414%	08/01/50	790,967
				790,967
	ENERGY 0.5%
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,495,865
1,000,000	Boardwalk Pipelines LP	4.950%	12/15/24	1,008,437
1,200,000	Kinder Morgan Inc	5.300%	12/01/34	1,178,293
500,000	Murphy Oil Corp	6.125%	12/01/42	374,685
				4,057,280
	FINANCIALS 10.6%
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	2,008,339
1,000,000	Standard Chartered PLC (b) (g)	3.950%	01/11/23	997,838
500,000	First American Financial Corp	4.300%	02/01/23	500,759
374,000	Assurant Inc	4.200%	09/27/23	376,940
500,000	CNA Financial Corp	7.250%	11/15/23	523,440
500,000	Pacific Life Insurance Co (g)	7.900%	12/30/23	528,554
1,000,000	HSBC Holdings PLC (b)	4.250%	03/14/24	993,993
540,000	Wintrust Financial Corp	5.000%	06/13/24	537,313
824,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	846,917
3,088,000	Legg Mason Inc	3.950%	07/15/24	3,109,501
1,500,000	Symetra Financial Corp	4.250%	07/15/24	1,500,520
1,000,000	Citigroup Inc	4.000%	08/05/24	998,843
3,000,000	Synchrony Financial	4.250%	08/15/24	2,987,303
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,034,503
1,627,000	Associated Banc-Corp	4.250%	01/15/25	1,625,086
4,000,000	Kemper Corp	4.350%	02/15/25	3,992,026
1,050,000	TCF National Bank	4.600%	02/27/25	1,047,369
1,000,000	BBVA USA	3.875%	04/10/25	993,331
250,000	Liberty Mutual Insurance Co (g)	8.500%	05/15/25	273,678
1,000,000	Prudential Insurance Co of America/The (g)	8.300%	07/01/25	1,108,692
1,000,000	Synchrony Financial	4.500%	07/23/25	975,076
2,000,000	Janus Capital Group Inc (b)	4.875%	08/01/25	2,009,375
2,000,000	HSBC Holdings PLC (b)	4.250%	08/18/25	1,974,660
4,000,000	Capital One Financial Corp	4.200%	10/29/25	3,957,159
20,000	Wells Fargo & Co (h)	4.700%	12/15/25	386,600

Mairs and Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$1,520,000	Legg Mason Inc	4.750%	03/15/26	$1,556,677
2,000,000	Hanover Insurance Group Inc/The	4.500%	04/15/26	1,998,506
3,000,000	JPMorgan Chase & Co (f) (h)	3.650%	06/01/26	2,497,500
1,000,000	Wells Fargo & Co	4.100%	06/03/26	986,555
3,290,000	Old Republic International Corp	3.875%	08/26/26	3,206,268
500,000	Morgan Stanley	4.350%	09/08/26	496,471
4,000,000	PNC Financial Services Group Inc/The (f) (h)	3.400%	09/15/26	3,046,536
2,500,000	M&T Bank Corp (f) (h)	5.125%	11/01/26	2,248,596
1,000,000	Citigroup Inc	4.300%	11/20/26	987,131
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	993,094
2,000,000	Bank of New York Mellon Corp/The (f) (h)	3.750%	12/20/26	1,639,008
4,000,000	Mercury General Corp	4.400%	03/15/27	3,916,679
450,000	Athene Holding Ltd (b)	4.125%	01/12/28	424,273
500,000	Citigroup Inc (f)	3.070%	02/24/28	464,469
250,000	Provident Cos Inc	7.250%	03/15/28	270,755
2,000,000	E*TRADE Financial Corp	4.500%	06/20/28	2,006,742
500,000	Farmers Exchange Capital (g)	7.050%	07/15/28	551,093
1,000,000	Lazard Group LLC	4.375%	03/11/29	957,389
2,500,000	Wintrust Financial Corp	4.850%	06/06/29	2,449,646
2,300,000	Assurant Inc	3.700%	02/22/30	2,053,511
500,000	Park National Corp (f)	4.500%	09/01/30	489,271
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	476,564
6,000,000	Charles Schwab Corp (f) (h)	4.000%	12/01/30	4,591,540
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	464,327
1,000,000	SVB Financial Group (f) (h)	4.100%	02/15/31	692,459
2,000,000	Synchrony Financial	2.875%	10/28/31	1,521,955
1,000,000	Blackstone Holdings Finance Co LLC (g)	2.550%	03/30/32	838,667
2,000,000	Goldman Sachs Group Inc/The (f)	2.650%	10/21/32	1,654,213
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	463,644
1,700,000	Morgan Stanley (f)	2.943%	01/21/33	1,459,567
500,000	American Express Co (f)	4.989%	05/26/33	502,161
538,000	Bank of America Corp	4.000%	08/15/34	499,165
3,000,000	Fulton Financial Corp (f)	3.750%	03/15/35	2,648,999
2,150,000	Bank of Montreal (b) (f)	3.088%	01/10/37	1,766,659
500,000	Swiss Re Treasury US Corp (g)	4.250%	12/06/42	465,897
500,000	Principal Financial Group Inc	4.350%	05/15/43	450,210
				88,024,012
	HEALTH CARE 0.8%
500,000	Wyeth LLC	6.450%	02/01/24	523,230
2,000,000	AbbVie Inc	3.800%	03/15/25	1,988,178

Mairs and Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	HEALTH CARE (continued)
$43,000	Bristol-Myers Squibb Co	3.875%	08/15/25	$43,272
1,000,000	Cigna Corp	4.500%	02/25/26	1,012,654
700,000	Zimmer Biomet Holdings Inc	4.250%	08/15/35	644,098
1,400,000	CVS Health Corp	4.780%	03/25/38	1,331,665
1,000,000	UnitedHealth Group Inc	3.500%	08/15/39	877,598
				6,420,695
	INDUSTRIALS 2.6%
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (g)	4.875%	07/11/22	500,120
1,000,000	GATX Corp	3.900%	03/30/23	1,000,009
1,500,000	Hillenbrand Inc	5.000%	09/15/26	1,418,520
500,000	Toro Co/The	7.800%	06/15/27	565,519
2,000,000	Kennametal Inc	4.625%	06/15/28	1,970,183
3,000,000	Steelcase Inc	5.125%	01/18/29	2,797,020
1,000,000	Oshkosh Corp	3.100%	03/01/30	860,162
2,000,000	GATX Corp	4.000%	06/30/30	1,862,809
1,000,000	Flowserve Corp	3.500%	10/01/30	862,039
3,000,000	Hillenbrand Inc	3.750%	03/01/31	2,428,455
4,000,000	United Rentals North America Inc	3.750%	01/15/32	3,293,780
2,000,000	Eaton Corp	4.000%	11/02/32	1,939,980
1,400,000	Leidos Holdings Inc	5.950%	12/01/40	1,418,634
1,000,000	FedEx Corp	4.100%	04/15/43	861,266
				21,778,496
	INFORMATION TECHNOLOGY 4.9%
696,000	Dell International LLC / EMC Corp.	5.450%	06/15/23	703,329
1,031,000	Arrow Electronics Inc	4.000%	04/01/25	1,026,826
2,000,000	Hewlett Packard Enterprise Co	4.900%	10/15/25	2,035,012
1,500,000	Dell International LLC / EMC Corp.	6.020%	06/15/26	1,561,397
2,500,000	Motorola Solutions Inc	4.600%	02/23/28	2,424,197
1,500,000	Trimble Inc	4.900%	06/15/28	1,466,190
1,000,000	Fiserv Inc	4.200%	10/01/28	966,226
3,000,000	Entegris Escrow Corp (g)	4.750%	04/15/29	2,802,675
1,000,000	Juniper Networks Inc	3.750%	08/15/29	922,033
1,000,000	Dell International LLC / EMC Corp.	5.300%	10/01/29	988,859
1,000,000	Citrix Systems Inc	3.300%	03/01/30	978,657
2,000,000	Avnet Inc	3.000%	05/15/31	1,659,026
1,000,000	HP Inc	2.650%	06/17/31	807,098
1,000,000	Autodesk Inc	2.400%	12/15/31	819,872
1,000,000	Magallanes Inc (g)	4.279%	03/15/32	897,934
1,000,000	Avnet Inc	5.500%	06/01/32	985,140
2,000,000	Broadcom Inc	4.300%	11/15/32	1,824,331

Mairs and Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INFORMATION TECHNOLOGY (continued)
$3,000,000	Intel Corp	4.000%	12/15/32	$2,950,315
2,000,000	HP Inc	5.500%	01/15/33	1,958,490
2,850,000	Leidos Inc	5.500%	07/01/33	2,763,032
1,000,000	Broadcom Inc (g)	3.469%	04/15/34	817,936
1,500,000	Western Union Co/The	6.200%	11/17/36	1,531,683
1,500,000	Broadcom Inc (g)	4.926%	05/15/37	1,351,730
3,000,000	Oracle Corp	3.600%	04/01/40	2,250,016
1,000,000	Dell, Inc.	5.400%	09/10/40	885,730
1,000,000	Analog Devices Inc	2.800%	10/01/41	789,266
570,000	Discovery Communications LLC	4.950%	05/15/42	477,293
2,000,000	Motorola Solutions Inc	5.500%	09/01/44	1,874,581
				40,518,874
	MATERIALS 2.5%
750,000	RPM International Inc	3.450%	11/15/22	750,351
756,000	Eastman Chemical Co	3.800%	03/15/25	747,776
865,000	Union Carbide Corp	7.500%	06/01/25	946,085
2,000,000	DowDuPont Inc	4.493%	11/15/25	2,018,638
200,000	Worthington Industries Inc	4.550%	04/15/26	194,054
1,500,000	Cabot Corp	3.400%	09/15/26	1,447,863
782,000	HB Fuller Co	4.000%	02/15/27	705,161
3,200,000	HB Fuller Co	4.250%	10/15/28	2,677,504
4,000,000	Cabot Corp	4.000%	07/01/29	3,766,387
1,175,000	Albemarle Wodgina Pty Ltd (b)	3.450%	11/15/29	1,056,482
3,000,000	Freeport McMoRan Inc	4.250%	03/01/30	2,736,654
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,191,503
1,000,000	Alcoa Inc	5.950%	02/01/37	944,690
1,000,000	Newmont Mining Corp	4.875%	03/15/42	960,937
325,000	Albemarle Corp	5.450%	12/01/44	321,164
250,000	Steel Dynamics Inc	3.250%	10/15/50	174,071
				20,639,320
	REAL ESTATE 0.0%
350,000	CBRE Services Inc	4.875%	03/01/26	354,233
				354,233
	UTILITIES 0.9%
75,000	National Fuel Gas Co	3.750%	03/01/23	75,062
250,000	Jersey Central Power & Light Co (g)	4.300%	01/15/26	247,491
2,000,000	National Fuel Gas Co	3.950%	09/15/27	1,873,063
416,000	Toledo Edison Co (g)	2.650%	05/01/28	390,833
1,000,000	National Fuel Gas Co	4.750%	09/01/28	985,014
2,000,000	Alliant Energy Finance LLC (g)	3.600%	03/01/32	1,816,253

Mairs and Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	UTILITIES (continued)
$1,165,000	Duke Energy Progress LLC	5.700%	04/01/35	$1,248,647
1,021,000	Northern Natural Gas Co (g)	4.100%	09/15/42	874,748
				7,511,111
	TOTAL CORPORATE BONDS			234,788,612
	US GOVERNMENT OBLIGATIONS 2.2%
1,000,000	United States Treasury Note/Bond	0.875%	01/31/24	968,477
1,000,000	United States Treasury Note/Bond	0.250%	03/15/24	955,703
3,000,000	United States Treasury Note/Bond	0.750%	03/31/26	2,759,297
1,000,000	United States Treasury Note/Bond	0.750%	04/30/26	918,008
1,000,000	United States Treasury Note/Bond	1.125%	10/31/26	923,184
1,000,000	United States Treasury Note/Bond	1.250%	06/30/28	901,328
1,000,000	United States Treasury Note/Bond	1.000%	07/31/28	886,211
7,000,000	United States Treasury Note/Bond	2.625%	02/15/29	6,829,922
1,000,000	United States Treasury Note/Bond	3.250%	05/15/42	981,562
2,000,000	United States Treasury Note/Bond	3.000%	02/15/49	1,921,562
				18,045,254
	ASSET BACKED SECURITIES 1.6%
36,881	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	08/01/22	37,010
29,975	United Airlines 2014-2 Class B Pass Through Trust	4.625%	09/03/22	30,016
237,106	American Airlines 2014-1 Class B Pass Through Trust	4.375%	10/01/22	237,566
1,000,000	United Airlines 2015-1 Class A Pass Through Trust	3.700%	12/01/22	1,000,955
295,646	US Airways 2010-1 Class A Pass Through Trust	6.250%	04/22/23	295,679
848,037	Delta Air Lines 2015-1 Class B Pass Through Trust	4.250%	07/30/23	841,099
522,451	American Airlines 2015-2 Class B Pass Through Trust	4.400%	09/22/23	504,470
173,542	US Airways 2011-1 Class A Pass Through Trust	7.125%	10/22/23	174,840
1,991,384	American Airlines 2016-1 Class B Pass Through Trust	5.250%	01/15/24	1,944,896
626,327	Spirit Airlines Pass Through Trust 2015-1B	4.450%	04/01/24	604,972
1,071,871	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	10/29/24	1,029,465
678,508	American Airlines 2017-1 Class B Pass Through Trust	4.950%	02/15/25	638,868
659,435	United Airlines 2013-1 Class A Pass Through Trust	4.300%	08/15/25	634,615
602,274	American Airlines 2016-3 Class B Pass Through Trust	3.750%	10/15/25	524,621
476,255	US Airways 2013-1 Class A Pass Through Trust	3.950%	11/15/25	424,343
1,558,677	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	01/15/26	1,307,905
526,903	United Airlines 2014-1 Class A Pass Through Trust	4.000%	04/11/26	495,074
441,577	United Airlines 2014-2 Class A Pass Through Trust	3.750%	09/03/26	413,071
1,167,568	American Airlines 2014-1 Class A Pass Through Trust	3.700%	10/01/26	998,233
302,746	American Airlines 2015-1 Class A Pass Through Trust	3.375%	05/01/27	266,238
448,085	American Airlines 2015-2 Class A Pass Through Trust	4.000%	09/22/27	393,291

Mairs and Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES (continued)
$137,431	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	09/22/27	$126,437
85,814	Spirit Airlines Pass Through Trust 2015-1A	4.100%	04/01/28	80,279
761,295	British Airways 2018-1 Class A Pass Through Trust (b) (g)	4.125%	09/20/31	676,429
				13,680,372
	MUNICIPAL BONDS 1.5%
500,000	BAC Capital Trust XIV (f) (h)	4.000%	07/18/22	355,609
650,000	Glendale Community College District/CA	2.113%	08/01/31	554,336
500,000	Socorro Independent School District	2.125%	08/15/31	434,036
920,000	Pierre School District No 32-2	2.040%	08/01/33	769,198
500,000	Redondo Beach Unified School District	2.040%	08/01/34	392,670
400,000	County of Hennepin MN	4.800%	12/01/35	438,468
500,000	DeKalb Kane & LaSalle Counties Etc Community College District No 523 Kishwaukee	3.017%	02/01/36	431,938
305,000	State of California	4.600%	04/01/38	308,708
1,000,000	Crowley Independent School District	3.010%	08/01/38	858,900
500,000	Idaho Bond Bank Authority	2.354%	09/15/38	415,386
850,000	Worthington Independent School District No 518	3.300%	02/01/39	745,368
750,000	Allen Independent School District	3.148%	02/15/39	640,116
610,000	Rockwall Independent School District	3.091%	02/15/39	503,864
945,000	City of Minnetonka MN	3.050%	02/01/40	831,540
885,000	Massachusetts Development Finance Agency	2.550%	05/01/40	681,060
750,000	Woodbury County Law Enforcement Center Authority	3.090%	06/01/40	615,103
505,000	Village of Ashwaubenon WI	2.970%	06/01/40	414,644
300,000	Desert Community College District	2.457%	08/01/40	222,440
800,000	Utah Transit Authority	3.443%	12/15/42	672,511
600,000	San Diego Community College District	3.336%	08/01/43	489,770
1,000,000	Borough of Naugatuck CT	3.090%	09/15/46	754,404
1,000,000	Michigan State University	4.496%	08/15/48	982,417
				12,512,486
	TOTAL FIXED INCOME SECURITIES (cost $305,286,773)			$279,026,724
	COMMON STOCKS 64.8%
	COMMUNICATION SERVICES 4.7%
15,650	Alphabet Inc (a)			34,233,592
53,000	Walt Disney Co/The (a)			5,003,200
				39,236,792

Mairs and Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	CONSUMER DISCRETIONARY 2.1%
42,000	Home Depot Inc/The	$11,519,340
43,000	Target Corp	6,072,890
		17,592,230
	CONSUMER STAPLES 4.8%
51,000	Hershey Co/The	10,973,160
362,000	Hormel Foods Corp	17,144,320
135,000	Sysco Corp	11,435,850
		39,553,330
	FINANCIALS 7.7%
44,000	American Express Co	6,099,280
125,000	JPMorgan Chase & Co	14,076,250
86,000	Northern Trust Corp	8,297,280
78,000	Principal Financial Group Inc	5,209,620
436,000	US Bancorp/MN	20,064,720
263,000	Wells Fargo & Co	10,301,710
		64,048,860
	HEALTH CARE 15.8%
179,000	Abbott Laboratories	19,448,350
62,000	Baxter International Inc	3,982,260
19,000	Bio-Techne Corp	6,586,160
215,000	Elanco Animal Health Inc (a)	4,220,450
68,000	Eli Lilly & Co	22,047,640
97,000	Johnson & Johnson	17,218,470
151,000	Medtronic PLC (e)	13,552,250
103,000	Pfizer Inc	5,400,290
352,000	Roche Holding AG (d)	14,681,920
47,000	UnitedHealth Group Inc	24,140,610
		131,278,400
	INDUSTRIALS 10.4%
31,000	3M Co	4,011,710
69,000	CH Robinson Worldwide Inc	6,994,530
197,000	Donaldson Co Inc	9,483,580
150,000	Fastenal Co	7,488,000
247,000	Graco Inc	14,674,270
19,000	Honeywell International Inc	3,302,390
180,000	nVent Electric PLC (e)	5,639,400
19,000	Rockwell Automation Inc	3,786,890
110,000	Tennant Co	6,517,500
227,000	Toro Co/The	17,204,330
40,000	United Parcel Service Inc, Class B	7,301,600
		86,404,200

Mairs and Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INFORMATION TECHNOLOGY 14.0%
24,000	Automatic Data Processing Inc	$5,040,960
145,000	Fiserv Inc (a)	12,900,650
40,000	Littelfuse Inc	10,161,600
125,000	Microsoft Corp	32,103,750
71,000	Motorola Solutions Inc	14,881,600
118,000	QUALCOMM Inc	15,073,320
37,000	salesforce.com Inc (a)	6,106,480
54,000	Texas Instruments Inc	8,297,100
58,000	Visa Inc	11,419,620
		115,985,080
	MATERIALS 4.4%
103,000	Ecolab Inc	15,837,280
160,000	HB Fuller Co	9,633,600
49,000	Sherwin-Williams Co/The	10,971,590
		36,442,470
	UTILITIES 0.9%
104,000	Xcel Energy Inc	7,359,040
	TOTAL COMMON STOCKS (cost $302,916,953)	$537,900,402
	SHORT-TERM INVESTMENTS 1.0%
8,358,445	First American Government Obligations Fund, Class X, 1.286% (c) (cost $8,358,445)	$8,358,445
	TOTAL INVESTMENTS 99.4% (cost $616,562,171)	$825,285,571
	OTHER ASSETS AND LIABILITIES (NET) 0.6%	4,748,645
	TOTAL NET ASSETS 100.0%	$830,034,216

(a)  Non-income producing.

(b)  Foreign security denominated in U.S. dollars. As of June 30, 2022, these securities represented $9,899,709 or 1.2% of total net assets.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2022.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. The Adviser defines foreign issuers as those whose operational leadership or headquarters is located in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues; and/or 3) where it earns the majority of its profits.

Mairs and Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

(f)  Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of June 30, 2022.

(g)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under the Fund's liquidity risk management program. As of June 30, 2022, these securities represented $17,805,503 or 2.1% of total net assets.

(h)  Perpetual maturity, date shown, if applicable, represents next contractual call date.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  June 30, 2022

Year-to-date, the Mairs & Power Small Cap Fund is down 18.75%, while its S&P Small Cap 600 TR Index benchmark fell 18.94% and the Morningstar U.S. Fund Small Blend peer group dropped 20.09%. In the second quarter, the Fund fell 13.63%, the benchmark was down 14.11%, and the Morningstar U.S. Fund Small Blend peer group declined 14.87%.

While the absence of Energy holdings was by far the single largest detriment to the Fund's year-to-date relative performance, we continue to believe that the sector will face secular headwinds as advancements in transportation, as well as battery and storage technologies, make the transition from fossil fuels to renewable sources of energy increasingly compelling, both financially and environmentally. The combination of underinvestment by the industry and recent geopolitical tensions have caused fossil fuel supplies to fall short of demand, driving up the prices of both Energy commodities and Energy stocks. We believe these conditions are temporary, and therefore we will continue to steer clear of the sector.

Individual positions that significantly helped the Fund's performance year-to-date included MGP Ingredients (MGPI) in Consumer Staples, a Kansas-based supplier of distillery products and branded spirits that is seeing improving fundamentals under new management, and AAR (AIR) in Industrials, a provider of parts and services to the aerospace and defense industries, that is showing a rebound in revenue and earnings.

Holdings that significantly detracted from performance included Technology positions, JAMF Holding Corp. (JAMF), a Minneapolis-based software company primarily focused on managing Apple devices in an Enterprise setting, and Workiva (WK), an Iowa-based company whose software supports financial, regulatory, and ESG compliance reporting. Other detractors included Azek Co. (AZEK) in Industrials as higher interest rates and energy prices began to curtail demand, and Sleep Number (SNBR) in Consumer Discretionary which was impacted by supply chain shortages and slowing consumer demand.

This past quarter, we exited Intricon (IIN), a Minnesota-based maker of implantable and wearable medical devices that was acquired by a private equity firm for a 39% premium. (This was another boost to the Fund's relative performance in the first half.)

Also, as the software sector valuations declined, we added Michigan-based software company Altair Engineering (ALTR). Altair's solutions enable businesses to make better decisions when designing products, managing computing resources, and understanding and managing opportunities and risk. The company's more than 11,000 customers span the automotive, aerospace, energy, life sciences, and technology sectors, among others. Altair enables auto and aerospace customers to improve designs to increase safety and light-weighting of vehicles to reduce energy consumption. As the world electrifies, Altair's solutions enable the more efficient design of alternative energy production systems like solar and wind farms, and more efficient motors and controls on devices. These broad capabilities span several areas of secular change, and Altair's unique consumption model is driving market share gains, rising margins, and earnings growth.

MAIRS & POWER SMALL CAP FUND (MSCFX) CONTRIBUTORS

Year To Date (%) (12/31/2021 – 6/30/2022)

Largest Contributors To Relative Performance		Largest Detractors To Relative Performance
MGP Ingredients, Inc.	17.77	AZEK Company Inc. Class A	-63.80
AAR Corporation	7.20	Sleep Number Corporation	-59.60
Black Hills Corporation	3.12	Workiva, Inc.	-49.43
Northwestern Corporation	3.10	JAMF Holding Corporation	-34.83
Digi International, Inc.*	-1.42	Oshkosh Corporation	-27.12

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

Largest relative contributors and detractors are securities that were selected based on their contribution to the portfolio as of June 30, 2022. The performance number shown is total return of the security for the period and includes only securities held for the entire period. Total return is the amount of value an investor earns from a security over a specific period and when distributions are reinvested. Past performance does not guarantee future results.

*  Digi International, Inc. was a relative contributor because even though it was down on an absolute basis, it performed well relative to the Fund benchmark.

We have entered a period where great companies are trading at significantly lower valuations, creating attractive investment opportunities for the long term. As of June 30, 2022, the S&P Small Cap 600 Index group traded at 11 times forward earnings, a 30% discount to the S&P 500 Index and a 38% discount to its 10-year average. While current macro conditions are challenging, our experience supports the belief that companies with durable competitive advantages have the pricing power to navigate rising input costs, the cash flows to reinvest in new products and initiatives, and the margins and returns to drive higher earnings growth rates throughout the economic cycle. We remain confident that our long-term approach to investing is particularly well-suited to current conditions, where many high-quality companies' shares are trading at a discount.

Andrew R. Adams Lead Manager	Mike Marzolf Co-Manager	Allen D. Steinkopf Co-Manager	Chris D. Strom Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

S&P Small Cap 600 Total Return Index (S&P 600) is an index of small company stocks managed by Standard & Poor's Financial Services LLC that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar Small Blend Category, as defined by Morningstar are stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. It is not possible to invest directly in an index.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2022

Investment performance since commencement of operations (through June 30, 2022)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended June 30, 2022

	1 Year	3 Year	5 Year	10 Year	Since Inception(3)
Mairs & Power Small Cap Fund(1)	-14.08%	5.15%	5.24%	10.42%	12.36%
S&P Small Cap 600 Total Return Index(2)	-16.81%	7.30%	7.20%	11.26%	12.05%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 20, 2022, the expense ratio for the Fund is 0.95%. See the Financial Highlights in this report for the most recent expense ratio.

(1)  Performance figures reflect the historical performance of the Mairs & Power Small Cap Fund (the "Predecessor Small Cap Fund"), a series of Mairs & Power Funds Trust, for periods prior to April 29, 2022.

(2)  The S&P Small Cap 600 Total Return Index is an index of small-company stocks managed by Standard & Poor's Financial Services LLC that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(3)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  June 30, 2022

Portfolio Managers

Andrew R. Adams, CFA, lead manager of the Mairs & Power Small Cap Fund and Predecessor Small Cap Fund since August 20, 2021, co-manager from April 1, 2019 to August 20, 2021, lead manager from 2011 to April 1, 2019, University of Wisconsin-Madison, MS Finance 1997

Allen D. Steinkopf, CFA, co-manager of the Mairs & Power Small Cap Fund and Predecessor Small Cap Fund since August 20, 2021, lead manager from April 1, 2019 to August 20, 2021, co-manager from January 1, 2015 through April 1, 2019, University of Minnesota, MBA Finance 1986

Christopher D. Strom, CFA, co-manager of the Mairs & Power Small Cap Fund and Predecessor Small Cap Fund since January 1, 2021, University of Wisconsin-Madison, MBA Applied Security Analysis 2010

Michael C. Marzolf, CFA, co-manager of the Mairs & Power Small Cap Fund and Predecessor Small Cap Fund since January 1, 2022, University of St. Thomas, BS Accounting 1993

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$26.56
Expense Ratio	0.91%[1]
Portfolio Turnover Rate	13.15%
Sales Charge	None[2]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets)3

Littelfuse Inc	4.6%
Catalent Inc	4.1
Casey's General Stores Inc	3.9
Glacier Bancorp Inc	3.9
Wintrust Financial Corp	3.8
AAR Corp	3.7
Cullen/Frost Bankers Inc	3.7
Oshkosh Corp	3.4
Inspire Medical Systems Inc	3.4
Tennant Co	3.3

Portfolio Diversification
(Percent of Total Net Assets)

Common Stocks 99.7%
Industrials	25.7%
Information Technology	21.4
Financials	18.9
Health Care	11.0
Consumer Discretionary	4.8
Consumer Staples	6.0
Utilities	4.4
Materials	3.0
Communication Services	2.5
Real Estate	2.0
Short-term Investments 0.3%[4]	0.3
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2022.

2  Although the Fund is no-load, investment management fees and other expenses still apply. Shares of the Fund are also subject to a 1.00% redemption for an shares held for 180 days or less.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2022

Shares	Security Description	Fair Value
	COMMON STOCKS 99.7%
	COMMUNICATION SERVICES 2.5%
579,923	Marcus Corp/The (a)	$8,565,463
	CONSUMER DISCRETIONARY 4.8%
108,280	Gentherm Inc (a)	6,757,755
53,800	Polaris Inc	5,341,264
136,445	Sleep Number Corp (a)	4,222,973
		16,321,992
	CONSUMER STAPLES 6.0%
71,000	Casey's General Stores Inc	13,133,580
71,600	MGP Ingredients Inc	7,166,444
		20,300,024
	FINANCIALS 18.9%
139,441	Alerus Financial Corp	3,320,090
309,261	Associated Banc-Corp	5,647,106
106,800	Cullen/Frost Bankers Inc	12,436,860
210,456	First Interstate BancSystem, Inc	8,020,478
273,900	Glacier Bancorp Inc	12,988,338
154,078	QCR Holdings Inc	8,318,671
159,500	Wintrust Financial Corp	12,783,925
		63,515,468
	HEALTH CARE 11.0%
24,900	Bio-Techne Corp	8,631,336
128,000	Catalent Inc (a)	13,733,120
89,445	CVRx Inc (a)	537,565
62,400	Inspire Medical Systems Inc (a)	11,398,608
70,127	SurModics Inc (a)	2,610,828
		36,911,457
	INDUSTRIALS 25.7%
298,278	AAR Corp (a)	12,479,951
320,100	AZEK Co Inc/The (a)	5,358,474
106,304	Donaldson Co Inc	5,117,475
56,606	Enerpac Tool Group Corp	1,076,646
15,772	Generac Holdings Inc (a)	3,321,268
54,700	Graco Inc	3,249,727
124,400	Hub Group Inc, Class A (a)	8,824,936
170,300	Hyliion Holdings Corp (a)	548,366
37,200	John Bean Technologies Corp	4,107,624
351,800	nVent Electric PLC (d)	11,021,894
141,100	Oshkosh Corp	11,589,954
43,200	Proto Labs Inc (a)	2,066,688
186,351	Tennant Co	11,041,297
88,200	Toro Co/The	6,684,678
		86,488,978

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INFORMATION TECHNOLOGY 21.4%
81,500	Altair Engineering Inc (a)	$4,278,750
126,339	Cambium Networks Corp (a) (b)	1,850,866
12,000	CMC Materials Inc	2,093,880
74,678	CyberOptics Corp (a)	2,609,249
286,329	Digi International Inc (a)	6,934,888
64,700	Entegris Inc	5,960,811
96,400	Envestnet Inc (a)	5,087,028
388,150	Jamf Holding Corp (a)	9,614,476
60,500	Littelfuse Inc	15,369,420
117,120	Plexus Corp (a)	9,193,920
201,790	SkyWater Technology Inc (a)	1,214,776
117,280	Workiva Inc (a)	7,739,307
		71,947,371
	MATERIALS 3.0%
169,200	HB Fuller Co	10,187,532
	REAL ESTATE 2.0%
391,300	Physicians Realty Trust	6,828,185
	UTILITIES 4.4%
111,200	Black Hills Corp	8,092,024
116,500	NorthWestern Corp	6,865,345
		14,957,369
	TOTAL COMMON STOCKS (cost $269,783,820)	$336,023,839
	SHORT-TERM INVESTMENTS 0.4%
1,301,191	First American Government Obligations Fund, Class X, 1.286% (c) (cost $1,301,191)	$1,301,191
	TOTAL INVESTMENTS 100.1% (cost $271,085,011)	$337,325,030
	OTHER ASSETS AND LIABILITIES (NET) (0.1)%	(473,963)
	TOTAL NET ASSETS 100.0%	$336,851,067

(a)  Non-income producing.

(b)  Foreign security denominated in U.S. dollars. As of June 30, 2022, these securities represented $1,850,866 or 0.5% of total net assets.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2022.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

(d)  Issuer headquartered overseas but considered domestic. The Adviser defines foreign issuers as those whose operational leadership or headquarters is located in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues; and/or 3) where it earns the majority of its profits.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER MINNESOTA MUNICIPAL BOND ETF (unaudited)

To Our Shareholders:

The Mairs & Power Minnesota Municipal Bond ETF (the "Fund") delivered a total return of -12.71% (NAV) and -12.88% (Market Price) in the first half of 2022. During the same period, the Bloomberg Minnesota Municipal Total Return (TR) Index, the Fund's benchmark, fell 8.14%. However, the SEC yield of the portfolio increased from 0.99% at year end to 2.56% at the end of June.

The first half of the year was a shock to municipal fixed income markets as it was the worst period for municipal bonds in the modern municipal marketplace. Interest rates rose by about 170 bps across the curve, while many of the "par bonds" which were issued last year, and which we worked to avoid, have traded 15-20% or more below their issuance price. Our average maturity is slightly short to the benchmark index while the duration to worst continues to be long of the index as we invested the Fund's portfolio where we found opportunities at reasonable prices for the long term. During the first half of the year, the ratios of municipal bond rates moved from 70% to 93% for a 10-year Minnesota municipal bond compared to a 10-year treasury bond.

Positively, there was more activity in the Minnesota municipal new issuance market during the first half of the year, although this likely helped soften pricing. New issuance in the exempt universe was about $1.8 billion in Minnesota, well above last year's meager total of approximately $560 million and toward the higher end of the historical range. Taxable issuance fell meaningfully as higher interest rates made advance refunding less attractive.

We are increasingly convinced that credit quality is going to matter more for municipal credits over the next decade than it did over the previous decade due to a shift in potential issues facing municipal credits.

Credit still starts at the state level for most Minnesota credits, at least for any that are political subdivisions of the state. Encouragingly, the state's economy is running on all cylinders. Unemployment is at 2.0%, labor force participation has been recovering at 68.4%, although still not close to pre-pandemic levels over 70%, and many companies have been calling employees back to the office which should help stimulate downtown economies. Another positive is the large $9.25 billion projected biennium surplus, clocking in at over 1% of annual state GDP. Unfortunately, the legislature did not come to an agreement, but the resulting surplus does bolster state finances.

However, the most glaring shift in analysis is in inflation. Wage inflation across all sectors of the economy means municipalities and non-profits are not immune. The three-week-long Minneapolis teacher's strike shows the state budgetary surplus may be a temporary effect. The Minneapolis teacher's contract only allows for 2-3% salary increases, which pales in comparison to the 7% and higher inflation recently seen. As inflationary effects eat away at public servants' real purchasing power, much like in the private sector, it seems probable that wage growth will need to accelerate. In addition, healthcare, hospitals, and nursing homes continue to experience staffing shortages up and down the pay structure, which portends wage pressure going forward. We could discuss every sector, but we are entering a time, of unknown length, with the possibility of larger wage increases than those seen in the past. Each municipality and nonprofit has varying degrees of revenue flexibility, so increased wages will have a disparate impact across portfolios. This requires a keener attention to credit quality than the previously benign inflation environment.

We feel confident in our credit selection at this juncture and take comfort in the fact over 50% of the Fund's portfolio is invested in local general obligation bonds ultimately backed by property taxes of well-established tax bases. The second largest sector in the portfolio, leases, is a mix of essential purpose lease projects, including school additions, special education centers, and a county courthouse, among others. We are careful in credit selection and anticipate our preference for essential projects will continue to prevail as we will not sacrifice quality for the sake of additional yield.

Past performance is not a guarantee of future results.

Bloomberg Minnesota Municipal (TR) Index is a market capitalization-weighted index of Minnesota investment-grade bonds with maturities of one year or more. It is not possible to invest directly in an index.

MAIRS & POWER MINNESOTA MUNICIPAL BOND ETF (unaudited) (continued)

The SEC yield is a standard yield calculation developed for fair comparison of bonds. The yield calculation shows investors what they would earn in yield over the course of a 12-month period if the fund continued earning the same rate for the rest of the year.

A par bond refers to a bond that currently trades at its face value.

Basis point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%. In decimal form, one basis point appears as 0.0001 (0.01/100).

Weighted average maturity is the average time it takes for securities in a portfolio to mature, weighted in proportion to the dollar amount that is invested in the portfolio. Weighted average maturity measures the sensitivity of fixed-income portfolios to interest rate changes.

Duration to Worst is a measure of weighted average expected cash flows based on expected maturity of bonds. This measure can indicate interest rate sensitivity as a higher duration to worst indicates greater sensitivity to moves in interest rates and a lower duration to worst indicates relatively lower sensitivity to a move in interest rates.

Investing in the Fund is subject to investment risks, including, but not limited to, possible loss of the principal amount invested.

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. The summary prospectus or prospectus contains this and other important information about the Fund. Read the summary prospectus or prospectus carefully before investing.

Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the funds. Brokerage commissions will reduce returns. The Fund is non-diversified, meaning it may concentrate more of its assets in a smaller number of issuers than diversified funds.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Because the Fund invests substantially in Minnesota municipal instruments, it is more exposed to the impact of negative political, economic and legislative factors within Minnesota than a fund that invests more widely. Because the Fund is "non-diversified," it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund is also subject to risks associated with investments in the municipal bond market, municipal mortgage-backed securities, and other investment companies. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision. There is also a risk that the Fund will not grow to or maintain an economically viable size, in which case it could ultimately liquidate without shareholder approval.

Foreside Fund Services, LLC is the Distributor for the Mairs & Power Funds.

Mairs & Power Minnesota Municipal Bond ETF
PERFORMANCE INFORMATION (unaudited)  June 30, 2022

Investment performance since commencement of operations (through June 30, 2022)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Cumulative total returns for periods ended June 30, 2022

	3 Months	6 Months	1 Year	Since Commencement of Operations(2)
Mairs & Power Minnesota Municipal Bond ETF (NAV)	-4.83%	-12.71%	-12.44%	-9.01%
Mairs & Power Minnesota Municipal Bond ETF (Market Price)	-4.95%	-12.88%	-12.68%	-9.12%
Bloomberg Minnesota Municipal TR Index (1)	-2.60%	-8.14%	-7.85%	-5.54%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (855) 839-2800. Per the Prospectus dated April 30, 2022, the expense ratio for the Fund is 0.39%. See the Financial Highlights in this report for the most recent expense ratio.

(1)  Bloomberg Minnesota Municipal TR Index is a market capitalization – weighted index of Minnesota investment-grade bonds with maturities of one year or more.

(2)  Since commencement of operations performance is as of March 11, 2021, which is the offering date of the Minnesota Municipal Bond ETF.

Mairs & Power Minnesota Municipal Bond ETF
FUND INFORMATION (unaudited)  June 30, 2022

Portfolio Managers

Brent S. Miller, CFA, lead manager since March 11, 2021, Northwestern University, MBA Management & Strategy 2016

Robert W. Thompson, CFA, co-manager since March 11, 2021, University of Minnesota, MBA Finance 1995

General Information

Fund Symbol	MINN
Net Asset Value (NAV) Per Share	$21.84
Expense Ratio	0.39%
Portfolio Turnover Rate (1/1/22 to 6/30/22, not annualized)	13.54%
Sales Charge	None[1]
Fund Inception Year	2021

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets)2

State of Minnesota	10.4%
Minnesota Higher Education Facilities Authority	4.8
Minneapolis-St Paul Metropolitan Airports Commission	3.8
Minneapolis Special School District No 1	3.7
County of Hennepin MN	3.7
City of Minneapolis MN	3.2
Housing & Redevelopment Authority of The City of St Paul Minnesota	3.2
North St Paul-Maplewood-Oakdale Independent School District No 622	2.9
County of Wright MN	2.7
City of North Mankato MN	2.7

Portfolio Diversification
(Percent of Total Net Assets)

Fixed Income Securities 98.1%
Municipal Bonds	98.1%
Short-term Investments 1.9%[3]	1.9
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

Mairs & Power Minnesota Municipal Bond ETF
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2022

Par Value	Security Description				Fair Value
	FIXED INCOME SECURITIES 98.1%
	MUNICIPAL BONDS 98.1% (a)
$200,000	City of Richfield MN	4.000%		02/01/23	$202,620
140,000	County of Redwood MN	5.000%		04/01/23	143,483
100,000	Minnesota Municipal Power Agency	5.000%		10/01/23	103,813
275,000	County of Hennepin MN	5.000%		12/15/23	287,632
100,000	Minnesota Higher Education Facilities Authority	5.000%		12/01/24	106,063
115,000	Spring Lake Park Independent School District No 16	4.000%		02/01/25	120,299
125,000	Minneapolis Special School District No 1	5.000%		02/01/25	133,954
250,000	Rosemount-Apple Valley-Eagan Independent School District No 196	5.000%		04/01/25	267,703
100,000	City of Chaska MN Electric Revenue	5.000%		10/01/25	108,520
220,000	City of North Mankato MN	4.000%		12/01/25	231,974
200,000	Spring Lake Park Independent School District No 16	4.000%		02/01/26	205,646
200,000	Southern Plains Education Cooperative No 915	3.000%		02/01/26	199,106
125,000	Housing & Redevelopment Authority of The City of St Paul Minnesota	3.500%		09/01/26	120,581
200,000	City of Willmar MN	5.000%		02/01/27	222,167
100,000	City of Richfield MN	4.000%		02/01/27	106,416
305,000	State of Minnesota	5.000%		08/01/27	338,276
100,000	City of Wayzata MN	3.000%		12/01/27	100,040
175,000	City of Fridley MN	4.000%		02/01/28	184,859
115,000	City of Lonsdale MN	3.000%		02/01/28	117,453
200,000	North Branch Independent School District No 138	5.000%		02/01/28	222,569
110,000	City of Cannon Falls MN	4.000%		02/01/28	118,293
210,000	City of New Ulm MN	4.000%		12/01/28	228,067
95,000	City of Apple Valley MN	3.000%		12/15/28	97,870
125,000	City of Faribault MN	4.000%		12/15/28	135,015
120,000	Minneapolis-St Paul Metropolitan Airports Commission	5.000%		01/01/29	130,306
175,000	City of Brooklyn Center MN	3.000%		02/01/29	176,842
225,000	County of Le Sueur MN	3.000%		04/01/29	228,212
85,000	City of Apple Valley MN	3.000%		12/15/29	87,417
125,000	City of Faribault MN	3.000%		12/15/29	126,496
200,000	Minneapolis-St Paul Metropolitan Airports Commission	5.000%		01/01/30	224,628
185,000	City of Hopkins MN	2.000%		02/01/30	170,354
215,000	City of North Mankato MN	4.000%		02/01/30	231,027
110,000	Rocori Area Schools Independent School District No 750	4.000%		02/01/30	116,651
150,000	Rosemount-Apple Valley-Eagan Independent School District No 196	1.300%		04/01/30	126,365
200,000	City of Minneapolis MN	2.000%		12/01/30	184,035
150,000	County of Hennepin MN	5.000%		12/15/30	172,823
200,000	Duluth Independent School District No 709	0.000	% (b)	02/01/31	141,514
275,000	Springfield Independent School District No 85	3.000%		02/01/31	276,035
325,000	City of Elk River MN	3.000%		02/01/31	325,573
50,000	Pelican Rapids Independent School District No 548	2.150%		02/01/31	46,769

Mairs & Power Minnesota Municipal Bond ETF
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	MUNICIPAL BONDS (continued)
$130,000	St Cloud Housing & Redevelopment Authority	2.000%	02/01/31	$118,661
200,000	North St Paul-Maplewood-Oakdale Independent School District No 622	2.000%	02/01/31	180,427
170,000	Minneapolis-St Paul Metropolitan Airports Commission	5.000%	01/01/32	182,756
65,000	Dakota County Community Development Agency	2.000%	01/01/32	57,278
195,000	City of Carver MN	3.000%	02/01/32	191,715
200,000	Pine City Independent School District No 578	2.000%	04/01/32	172,434
365,000	City of Elk River MN Electric Revenue	3.000%	08/01/32	358,326
75,000	Housing & Redevelopment Authority of The City of St Paul Minnesota	4.000%	10/01/32	76,946
100,000	St Paul Public Library Agency	3.000%	10/01/32	99,443
110,000	Housing & Redevelopment Authority of The City of St Paul Minnesota	3.125%	11/15/32	102,786
200,000	City of Carver MN	3.000%	02/01/33	193,700
200,000	St Paul Independent School District No 625	3.000%	02/01/33	191,428
160,000	St Cloud Housing & Redevelopment Authority	2.000%	02/01/33	140,802
115,000	City of Madelia MN	2.000%	02/01/33	100,067
300,000	Hibbing Independent School District No 701	3.000%	03/01/33	295,972
300,000	City of St Paul MN	2.000%	05/01/33	251,828
120,000	City of Minneapolis MN	5.000%	11/15/33	127,803
160,000	County of Hennepin MN	5.000%	12/15/33	182,119
110,000	Shakopee Independent School District No 720	3.500%	02/01/34	112,224
200,000	City of St Cloud MN	2.000%	02/01/34	163,321
125,000	Zumbro Education District	4.000%	02/01/34	125,048
100,000	City of Corcoran MN	3.125%	02/01/34	99,221
300,000	City of Hutchinson MN	2.000%	02/01/34	244,340
275,000	State of Minnesota	5.000%	08/01/34	310,915
115,000	Minneapolis-St Paul Metropolitan Airports Commission	5.000%	01/01/35	125,960
350,000	North St Paul-Maplewood-Oakdale Independent School District No 622	3.000%	02/01/35	323,987
100,000	County of Pennington MN	2.375%	02/01/35	86,659
100,000	St Paul Independent School District No 625	2.250%	02/01/35	82,411
350,000	County of St Louis MN	2.000%	12/01/35	278,129
100,000	City of Coon Rapids MN	2.500%	02/01/36	86,736
500,000	Minneapolis Special School District No 1	4.000%	02/01/36	510,431
100,000	University of Minnesota	5.000%	04/01/36	107,162
150,000	Minnetonka Independent School District No 276	3.000%	07/01/36	140,631
200,000	Minnesota Higher Education Facilities Authority	3.000%	10/01/36	168,116
225,000	Fergus Falls Independent School District No 544	3.000%	02/01/37	210,812
100,000	City of Hanover MN	3.300%	02/01/37	97,637
130,000	Minnesota Higher Education Facilities Authority	4.000%	03/01/37	133,575
250,000	Housing & Redevelopment Authority of The City of St Paul Minnesota	4.000%	10/01/37	252,504

Mairs & Power Minnesota Municipal Bond ETF
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2022

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	MUNICIPAL BONDS (continued)
$75,000	City of Minneapolis MN	4.000%	11/15/37	$73,758
275,000	Zumbro Education District	4.000%	02/01/38	268,736
295,000	County of Wright MN	3.000%	12/01/38	259,455
250,000	Rochester Independent School District No 535	2.500%	02/01/39	198,639
485,000	State of Minnesota	5.000%	08/01/39	550,784
250,000	County of Wright MN	3.000%	12/01/39	217,866
545,000	State of Minnesota	5.000%	08/01/40	617,646
175,000	City of Minneapolis MN	4.000%	11/15/40	173,442
290,000	City of Apple Valley MN	4.000%	09/01/41	244,967
400,000	Minnesota Higher Education Facilities Authority	3.000%	10/01/41	335,023
500,000	Anoka-Hennepin Independent School District No 11	3.000%	02/01/43	439,098
125,000	Minnesota Higher Education Facilities Authority	3.000%	03/01/43	101,661
100,000	Western Minnesota Municipal Power Agency	5.000%	01/01/49	109,668
				17,142,519
	TOTAL FIXED INCOME SECURITIES (cost $19,307,430)			$17,142,519
	SHORT-TERM INVESTMENTS 1.2%
211,492	First American Government Obligations Fund, Class X, 1.286% (c) (cost $211,492)			$211,492
	TOTAL INVESTMENTS 99.3% (cost $19,518,922)			$17,354,011
	OTHER ASSETS AND LIABILITIES (NET) 0.7%			117,352
	TOTAL NET ASSETS 100.0%			$17,471,363

(a)  The date shown represents the earliest of the next put date or final maturity date.

(b)  Zero coupon bond.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2022.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)   June 30, 2022

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund	Mairs & Power Minnesota Municipal Bond ETF
ASSETS
Investments, at fair value (Note 2) *:
Unaffiliated securities *	$4,415,196,837	$825,285,571	$337,325,030	$17,354,011
Affiliated securities (Note 5) *	55,870,735	-	-	-
	4,471,067,572	825,285,571	337,325,030	17,354,011
Receivable for Fund shares sold	773,766	99,713	171,506	-
Receivable for securities sold	4,169,077	1,254,695	1,343,727	-
Dividends and interest receivable	7,466,201	4,195,058	55,732	223,811
Prepaid expenses and other assets	148,787	46,382	35,256	-
	4,483,625,403	830,881,419	338,931,251	17,577,822
LIABILITIES
Payable for Fund shares redeemed	988,432	333,208	181,752	-
Payable for securities purchased	-	-	1,623,097	105,769
Payable to Affiliates	525,787	101,745	43,076	-
Accrued investment management fees (Note 4)	2,046,078	397,425	221,407	690
Accrued audit and tax fees	9,577	10,072	9,577	-
Other accrued fees	145,295	4,753	1,275	-
	3,715,169	847,203	2,080,184	106,459
NET ASSETS	$4,479,910,234	$830,034,216	$336,851,067	$17,471,363
NET ASSETS CONSIST OF
Paid-in capital	$2,198,560,541	$586,869,951	$248,595,101	$800
Additional Paid-in capital	-	-	-	19,896,618
Total distributable earnings (deficit)	2,281,349,693	243,164,265	88,255,966	(2,426,055)
TOTAL NET ASSETS	$4,479,910,234	$830,034,216	$336,851,067	$17,471,363
Fund shares, par value	$0.01	$0.01	$0.01	$0.001
Authorized	unlimited	unlimited	unlimited	unlimited
Fund shares issued and outstanding	35,327,572	8,505,157	12,681,517	800,000
Net asset value per share	$126.81	$97.59	$26.56	$21.84
* Cost of investments
Cost of unaffiliated securities	$2,465,128,006	$616,562,171	$271,085,011	$19,518,922
Cost of affiliated securities (Note 5)	63,818,536	-	-	-
	$2,528,946,542	$616,562,171	$271,085,011	$19,518,922

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)  Six Months Ended June 30, 2022

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund	Mairs & Power Minnesota Municipal Bond ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$35,079,477	$5,234,528	$2,023,702	$842
Dividends from affiliated securities (Note 5)	465,233	-	-	-
Interest income	-	5,910,254	-	139,623
TOTAL INCOME	35,544,710	11,144,782	2,023,702	140,465
Expenses:
Investment management fees (Note 4)	14,121,285	2,745,260	1,518,696	34,427
Transfer agent fees	920,695	175,376	94,063	-
Fund administration fees	397,764	75,303	34,968	-
Fund accounting fees	259,398	61,458	19,736	-
Printing and mailing fees	249,575	26,020	15,904	-
Custodian fees	136,984	24,887	10,902	-
Legal and audit fees	90,910	19,621	13,433	-
Trustees' fees	37,755	7,260	3,532	-
Other fees	98,956	30,720	25,327	-
TOTAL EXPENSES	16,313,322	3,165,905	1,736,561	34,427
NET INVESTMENT INCOME	19,231,388	7,978,877	287,141	106,038
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments
Unaffiliated issuers	210,200,623	22,740,046	13,781,699	(267,639)
Affiliated issuers (Note 5)	(36,071)	-	-	-
	210,164,552	22,740,046	13,781,699	(267,639)
Change in net unrealized depreciation on investments
Unaffiliated issuers	(1,482,577,599)	(190,049,221)	(92,969,491)	(2,235,457)
Affiliated issuers (Note 5)	(20,549,289)	-	-	-
	(1,503,126,888)	(190,049,221)	(92,969,491)	(2,235,457)
NET LOSS ON INVESTMENTS	(1,292,926,265)	(167,309,175)	(79,187,792)	(2,503,096)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,273,694,877)	$(159,330,298)	$(78,900,651)	$(2,397,058)
* Net of foreign taxes withheld of:	$600,189	$65,509	$-	$-

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
OPERATIONS
Net investment income	$19,231,388	$30,151,298
Net realized gain on investments sold	210,164,552	464,820,115
Net change in unrealized appreciation (depreciation) of investments	(1,503,126,888)	893,526,366
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(1,273,730,948)	1,388,497,779
DISTRIBUTIONS TO SHAREHOLDERS	(17,280,179)	(453,637,206)
CAPITAL TRANSACTIONS
Proceeds from shares sold	99,539,018	198,856,879
Reinvestment of distributions from net investment income and net realized gains	15,994,898	421,862,552
Cost of shares redeemed	(294,773,815)	(463,607,896)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(179,239,899)	157,111,535
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(1,470,251,026)	1,091,972,108
NET ASSETS
Beginning of period	5,950,161,260	4,858,189,152
End of period	$4,479,910,234	$5,950,161,260
FUND SHARE TRANSACTIONS
Shares sold	681,884	1,275,694
Shares issued for reinvested distributions	125,019	2,616,009
Shares redeemed	(2,084,295)	(2,987,997)
NET INCREASE (DECREASE) IN FUND SHARES	(1,277,392)	903,706

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
OPERATIONS
Net investment income	$7,978,877	$14,165,258
Net realized gain on investments sold	22,740,046	56,802,196
Net change in unrealized appreciation (depreciation) of investments	(190,049,221)	90,941,913
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(159,330,298)	161,909,367
DISTRIBUTIONS TO SHAREHOLDERS	(7,654,918)	(62,569,410)
CAPITAL TRANSACTIONS
Proceeds from shares sold	22,700,951	70,367,342
Reinvestment of distributions from net investment income and net realized gains	7,405,034	60,674,913
Cost of shares redeemed	(56,037,720)	(102,683,757)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(25,931,735)	28,358,498
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(192,916,951)	127,698,455
NET ASSETS
Beginning of period	1,022,951,167	895,252,712
End of period	$830,034,216	$1,022,951,167
FUND SHARE TRANSACTIONS
Shares sold	209,286	613,763
Shares issued for reinvested distributions	71,494	524,235
Shares redeemed	(526,964)	(894,478)
NET INCREASE (DECREASE) IN FUND SHARES	(246,184)	243,520

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
OPERATIONS
Net investment income	$287,141	$103,065
Net realized gain on investments sold	13,781,699	42,489,046
Net change in unrealized appreciation (depreciation) of investments	(92,969,491)	49,431,355
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(78,900,651)	92,023,466
DISTRIBUTIONS TO SHAREHOLDERS	-	(33,571,862)
CAPITAL TRANSACTIONS
Proceeds from shares sold	29,514,385	37,409,155
Reinvestment of distributions from net investment income and net realized gains	-	32,598,477
Cost of shares redeemed *	(41,019,281)	(62,797,031)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	(11,504,896)	7,210,601
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(90,405,547)	65,662,205
NET ASSETS
Beginning of period	427,256,614	361,594,409
End of period	$336,851,067	$427,256,614
FUND SHARE TRANSACTIONS
Shares sold	986,448	1,133,844
Shares issued for reinvested distributions	-	1,018,384
Shares redeemed	(1,374,817)	(1,927,537)
NET INCREASE (DECREASE) IN FUND SHARES	(388,369)	224,691
* Net of redemption fees of:	$6,633	$12,734

See accompanying Notes to Financial Statements.

Mairs & Power Minnesota Municipal Bond ETF
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Period Ended December 31, 2021 [1]
OPERATIONS
Net investment income	$106,038	$94,805
Net realized loss on investments sold	(267,639)	(362)
Net change in unrealized appreciation (depreciation) of investments	(2,235,457)	70,546
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(2,397,058)	164,989
DISTRIBUTIONS TO SHAREHOLDERS	(99,181)	(96,326)
CAPITAL TRANSACTIONS
Proceeds from shares sold	5,601,935	18,545,349
Reinvestment of distributions from net investment income and net realized gains	(4,268,958)	-
Cost of shares redeemed	15,199	5,414
Transaction fees (Note 8)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	1,348,176	18,550,763
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(1,148,063)	18,619,426
NET ASSETS
Beginning of period	18,619,426	-
End of period	$17,471,363	$18,619,426
FUND SHARE TRANSACTIONS
Shares sold	250,000	740,000
Shares redeemed	(190,000)	-
NET INCREASE IN FUND SHARES	60,000	740,000

1  Period from March 11, 2021 (commencement of operations) through December 31, 2021.

See accompanying Notes to Financial Statements.

NOTES TO THE FINANCIAL STATEMENTS (unaudited)   June 30, 2022

Note 1 – Organization

Trust for Professional Managers (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Mairs & Power Funds (the "Funds") are comprised of the Mairs & Power Growth Fund (the "Growth Fund"), Mairs & Power Balanced Fund (the "Balanced Fund"), Mairs & Power Small Cap Fund (the "Small Cap Fund") (collectively, the "Mutual Funds") and the Mairs & Power Minnesota Municipal Bond ETF (the "Minnesota ETF"), each representing a distinct series with its own investment objective and policies within the Trust.

The investment objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long- term appreciation. The investment objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The investment objective of the Small Cap Fund is to seek above-average, long-term appreciation.

Pursuant to three tax-free reorganizations that took place after the close of business on April 29, 2022 (each such transaction, a "Reorganization," and collectively, the "Reorganizations"), the Growth Fund, the Balanced Fund and the Small Cap Fund are the successors to the Mairs & Power Growth Fund (the "Predecessor Growth Fund"), the Mairs & Power Balanced Fund (the "Predecessor Balanced Fund") and the Mairs & Power Small Cap Fund (the "Predecessor Small Cap Fund," and together with the Predecessor Growth Fund and the Predecessor Balanced Fund, the "Predecessor Funds"), respectively, each a series of Mairs & Power Funds Trust. Each Predecessor Fund was deemed to be the accounting survivor of its Reorganization for financial reporting purposes and as a result, the financial statements of each Mutual Fund reflect the operations of the corresponding Predecessor Fund for the period prior to April 29, 2022.

The Predecessor Growth Fund commenced operations on November 7, 1958. The Predecessor Balanced Fund commenced operations on January 10, 1961. The Predecessor Small Cap Fund commenced operations on August 11, 2011.

The Minnesota ETF is an actively-managed exchange-traded fund. The investment objective of the Minnesota ETF is to seek current income that is exempt from federal and Minnesota state income tax consistent with the preservation of capital. The Minnesota ETF commenced operations on March 11, 2021.

Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by Mairs & Power, Inc. (the "Adviser"), the Funds' investment adviser. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds' are segregated, and a shareholder's interest is limited to the fund in which shares are held.

The Funds are investment companies and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services – Investment Companies".

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

Investment Valuation

Each equity security owned by a Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC ("NASDAQ"), is valued at its last sale price on the exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2022

Note 2 – Significant Accounting Policies (continued)

Investment Valuation (continued)

sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the latest sales price on the Composite Market for the day such security is being valued. "Composite Market" means a consolidation of the trade information provided by national securities and foreign exchanges and over-the- counter markets as published by an approved independent pricing service (a "Pricing Service").

Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield to maturity method. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset values ("NAVs") of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security's fair value will be determined.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust's Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security's last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund's fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust's valuation committee.

FASB Accounting Standards Codification, "Fair Value Measurements and Disclosures" Topic 820 ("ASC 820"), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2022

Note 2 – Significant Accounting Policies (continued)

Investment Valuation (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds' investments carried at fair value as of June 30, 2022:

	Growth Fund	Balanced Fund	Small Cap Fund	Minnesota ETF
Level 1*	$4,471,067,572	$546,645,447	$337,325,030	$211,492
Level 2**	-	278,640,124	-	17,142,519
Level 3	-	-	-	-
Total	$4,471,067,572	$825,285,571	$337,325,030	$17,354,011

*  All Level 1 investments are equity securities (common stocks and preferred stocks) and short-term investments.

**  All Level 2 investments are fixed income securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds did not hold any Level 3 investments during the period ended June 30, 2022.

The Funds did not hold any financial derivative instruments during the period ended June 30, 2022.

Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds' federal income tax returns are subject to examination by the Internal Revenue Service (the "IRS") for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of and during the period ended December 31, 2021, the Funds did not have a liability for any unrecognized tax benefits.

The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Distributions to Shareholders

In general, the Growth Fund will distribute any net investment income semiannually. The Balanced Fund will distribute any net investment income quarterly. The Small Cap Fund will distribute any net investment income at least annually. The Minnesota ETF will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains, if any, at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2022

Note 2 – Significant Accounting Policies (continued)

Distributions to Shareholders (continued)

The Minnesota ETF intends to make distributions that are exempt from federal and Minnesota state income tax, in the form of exempt-interest dividends. However, some of the Minnesota ETF's distributions other than exempt-interest dividends may be taxed as ordinary income or capital gains (or a combination). The Minnesota ETF may invest a portion of its assets in securities that generate income that is not exempt from federal income tax or Minnesota state income tax. Income exempt from federal income tax may be subject to state and local income tax. The federal income tax status of all distributions made by the Minnesota ETF for the preceding year will be reported annually to shareholders.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Share Transactions

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds' shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading.

Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the series of the Trust, or by other equitable means.

Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the cost of the security lot sold with the net sales proceeds. Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the constant yield method. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Note 3 – Federal Tax Matters

At December 31, 2021, the Mutual Funds' components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,504,252,876	$622,601,497	$269,496,053
Gross unrealized appreciation	$3,469,235,825	$402,489,460	$172,449,095
Gross unrealized depreciation	(23,987,907)	(3,719,117)	(13,954,269)
Net unrealized appreciation	$3,445,247,918	$398,770,343	$158,494,826
Undistributed ordinary income	$-	$-	$-
Undistributed long-term capital gains	127,112,902	11,379,138	8,661,791
Total distributable earnings	$127,112,902	$11,379,138	$8,661,791
Other accumulated earnings	-	-	-
Total accumulated earnings	$3,572,360,820	$410,149,481	$167,156,617

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2022

Note 3 – Federal Tax Matters (continued)

The Mutual Funds' tax character of distributions paid during the year ended December 31, 2021, were as follows:

Year ended December 31, 2021
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$30,356,013	$14,165,258	$1,311,178
Long-term capital gains	423,281,193	48,404,152	32,260,684
Total distributions paid	$453,637,206	$62,569,410	$33,571,862

As of December 31, 2021, none of the Mutual Funds had capital loss carryforwards.

As of December 31, 2021, the Minnesota ETF's components of accumulated earnings on a tax basis were as follows:

Cost of investments for tax purposes	$18,366,579
Gross tax unrealized appreciation	$104,833
Gross tax unrealized depreciation	(34,287)
Net tax unrealized appreciation	70,546

As of November 30, 2021, the Minnesota ETF's tax year end, the tax basis of distributable earnings/(accumulated losses) were as follows:

Undistributed ordinary income	7,486
Other accumulated losses	(362)
Unrealized appreciation on investments	50,292
Total distributable earnings	$57,416

At November 30, 2021, the Minnesota ETF had short-term capital losses of $362, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Minnesota ETF realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the period ended November 30, 2021.

The Minnesota ETF's tax character of distributions paid during the period ended November 30, 2021 was as follows:

Period ended November 30, 2021
Distributions paid from:
Ordinary income	$268
Tax-exempt income	71,382
Long-term capital gains	-
Total distributions paid	$71,650

In addition, GAAP requires that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. The permanent differences primarily relate to utilization of earnings and profits distributed to shareholders on redemption of shares and distribution reclasses. These reclassifications have no effect on net assets or net asset value per share. On the Statement of Assets and Liabilities, the following reclassifications were made for the year end ended December 31, 2021:

	Total Distributable Earnings	Paid in Capital
Growth Fund	$(20,283,548)	$20,283,548
Balanced Fund	(2,708,042)	2,708,042
Small Cap Fund	(2,248,434)	2,248,434

For the period ended November 30, 2021, the Minnesota ETF had no such reclassifications required.

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2022

Note 4 – Investment Adviser

The Trust has an investment advisory agreement (the "Mutual Funds Agreement") with the Adviser to furnish investment advisory services to the Mutual Funds. Under the terms of the Mutual Funds Agreement between the Trust, on behalf of each Mutual Fund, and the Adviser, the Adviser is paid a monthly fee on average daily net assets at the following annual rates for the Mutual Funds:

	Growth Fund	Balanced Fund	Small Cap Fund
Up to $2.5 Billion	0.60%	0.60%	0.80%
Over $2.5 Billion	0.50%	0.60%	0.80%

In addition, the Trust, on behalf of the Minnesota ETF, has entered into an investment advisory agreement (the "ETF Agreement") with the Adviser to furnish investment advisory services to the Minnesota ETF. Pursuant to the ETF Agreement, the Minnesota ETF pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.39% of the Minnesota ETF's average daily net assets. The Adviser has agreed to pay all expenses of the Minnesota ETF except the unified management fee paid to the Adviser under the ETF Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Minnesota ETF under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the company noted in the table below during the six months ended June 30, 2022. As a result, this company is deemed an affiliate of the Growth Fund as defined by the 1940 Act. Transactions during the period in this security were as follows:

Growth Fund

Security Name	Share Balance 06/30/22	Fair Value at 12/31/21	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation	Fair Value at 06/30/22	Dividend Income(1)
Tennant Co	942,966	$76,985,245	$-	$2,561,325	$(36,071)	$(20,549,289)	$55,870,735	$465,233

(1)  Dividend income and realized gain amounts are reported for the period in which the security was deemed an affiliate.

Note 6 – Distribution Agreement

Foreside Fund Services, LLC (the "Distributor") serves as the Mutual Funds' distributor pursuant to a Distribution Agreement and the Minnesota ETF's distributor pursuant to an ETF Distributor Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Funds. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be "Authorized Participants" and to subscribe for and redeem shares of the Minnesota ETF. With respect to the Minnesota ETF, the Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

Note 7 – Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services" or the "Administrator"), acts as the Funds' administrator under a Fund Servicing Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Funds' expenses; and reviews the Funds' expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A. (the "Custodian"), an affiliate of Fund Services, serves as the Funds' custodian pursuant to a Custody Agreement. Under the terms of the ETF Agreement, the Adviser pays Minnesota ETF's administrative, custody and transfer agency fees.

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2022

Note 7 – Related Party Transactions (continued)

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and the Custodian.

The Trust's Chief Compliance Officer is also an employee of Fund Services.

Note 8 – Creation and Redemption Transactions

Shares of the Minnesota ETF are listed and traded on the Cboe BZX Exchange, Inc. (the "Exchange"). The Minnesota ETF issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit generally consists of 10,000 shares though this may change from time to time. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Minnesota ETF will be equal to a Fund's total assets minus a Fund's total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places.

Only "Authorized Participants" may purchase or redeem shares directly from the Minnesota ETF. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Minnesota ETF. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the "Creation Transaction Fee") in connection with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee for the Minnesota ETF is $250.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial purchase of Creation Units. For orders comprised entirely of cash, a variable fee of 0.03% of the value of the order will be charged by the Minnesota ETF. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Minnesota ETF may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Minnesota ETF and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Minnesota ETF will be issued to such authorized participant notwithstanding the fact that the Minnesota ETF's deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the MinnesotaETF or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Minnesota ETF for losses, if any.

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2022

Note 9 – Investment Transactions

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2022 were as follows:

	Purchases	Sales
Growth Fund	$330,143,371	$507,321,461
Balanced Fund	54,943,689	73,784,668
Small Cap Fund	50,276,439	62,686,486
Minnesota ETF	3,417,527	2,392,498

Purchases and sales of government securities during the six months ended June 30, 2022 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	3,003,320	-
Small Cap Fund	-	-
Minnesota ETF	-	-

Note 10 – Principal Risks of the Funds

As with all investment companies, shareholders of the Funds are subject to the risk that their investment could lose money. Each Fund is subject to its principal risks, any of which may adversely affect a Fund's NAV, trading price, yield, total return and ability to meet its investment objective as applicable. A description of the principal risks of each Fund is included in the applicable prospectus under the heading "Principal Risks''.

Note 11 – Recent Market Events

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic and related public health crisis, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, rising inflation, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. In particular, the global spread of COVID-19 has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Health crises and related political, social and economic disruptions caused by the spread of COVID-19 may also exacerbate other pre-existing political, social and economic risks in certain countries. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTES TO THE FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2022

Note 12 – Subsequent Events

The Minnesota ETF paid distributions to shareholders as follows:

Record Date	Ex-Date	Reinvestment Date/Payable Date	Ordinary Income Rate	Ordinary Income Distribution Paid
7/22/2022	7/21/2022	7/29/2022	0.02500951	$20,008
8/24/2022	8/23/2022	8/31/2022	0.02681163	$21,449

Other than as disclosed, there were no other subsequent events requiring recognition or disclosure through the date the financial statements were issued.

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2022 (1)	2021	2020	2019	2018	2017
	(unaudited)
Per Share
Net asset value, beginning of period	$162.55	$136.08	$127.22	$106.45	$121.12	$113.83
Income from investment operations:
Net investment income	0.53	0.87	1.48	1.59	1.61	1.60
Net realized and unrealized gain (loss)	(35.78)	38.82	19.37	28.59	(6.96)	17.16
Total from investment operations	(35.25)	39.69	20.85	30.18	(5.35)	18.76
Distributions to shareholders from:
Net investment income	(0.49)	(0.91)	(1.45)	(1.58)	(1.59)	(1.66)
Net realized gains on investments sold	-	(12.31)	(10.54)	(7.83)	(7.73)	(9.81)
Total distributions	(0.49)	(13.22)	(11.99)	(9.41)	(9.32)	(11.47)
Net asset value, end of period	$126.81	$162.55	$136.08	$127.22	$106.45	$121.12
Total investment return (loss)	(21.69)%	29.27%	16.67%	28.39%	(4.34)%	16.52%
Net assets, end of period, in thousands	$4,479,910	$5,950,161	$4,858,189	$4,633,937	$3,938,943	$4,731,156
Ratios/supplemental data:
Ratio of expenses to average net assets	0.63%	0.61%	0.64%	0.65%	0.64%	0.64%
Ratio of net investment income to average net assets	0.75	0.55	1.12 (2)	1.28	1.27	1.30
Portfolio turnover rate	6.35	13.17	14.52	10.77	9.25	8.84

(1)  For the six months ended June 30, 2022, all ratios have been annualized except total investment return and portfolio turnover.

(2)  Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2022 (1)	2021	2020	2019	2018	2017
	(unaudited)
Per Share
Net asset value, beginning of period	$116.89	$105.23	$99.74	$86.79	$94.01	$87.29
Income from investment operations:
Net investment income	0.92	1.68	1.98	2.13	2.09	2.04
Net realized and unrealized gain (loss)	(19.33)	17.42	8.10	15.39	(4.71)	8.26
Total from investment operations	(18.41)	19.10	10.08	17.52	(2.62)	10.30
Distributions to shareholders from:
Net investment income	(0.89)	(1.68)	(1.99)	(2.12)	(2.09)	(2.07)
Net realized gains on investments sold	-	(5.76)	(2.60)	(2.45)	(2.51)	(1.51)
Total distributions	(0.89)	(7.44)	(4.59)	(4.57)	(4.60)	(3.58)
Net asset value, end of period	$97.59	$116.89	$105.23	$99.74	$86.79	$94.01
Total investment return (loss)	(15.79)%	18.30%	10.44%	20.32%	(2.80)%	11.90%
Net assets, end of period, in thousands	$830,034	$1,022,951	$895,253	$928,828	$807,455	$984,788
Ratios/supplemental data:
Ratio of expenses to average net assets	0.69%	0.69%	0.71%	0.71%	0.72%	0.71%
Ratio of net investment income to average net assets	1.74	1.45	2.01 (2)	2.22	2.20	2.24
Portfolio turnover rate	6.03	13.00	15.96	13.60	9.01	13.13

(1)  For the six months ended June 30, 2022, all ratios have been annualized except total investment return and portfolio turnover.

(2)  Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2022 (1)	2021	2020	2019	2018	2017
	(unaudited)
Per Share
Net asset value, beginning of period	$32.69	$28.15	$26.41	$22.48	$25.32	$24.33
Income from investment operations:
Net investment income	0.02	0.01	0.19	0.13	0.15	0.13
Net realized and unrealized gain (loss)	(6.15)	7.25	2.13	4.62	(1.92)	1.73
Total from investment operations	(6.13)	7.26	2.32	4.75	(1.77)	1.86
Distributions to shareholders from:
Net investment income	-	(0.01)	(0.17)	(0.11)	(0.15)	(0.13)
Net realized gains on investments sold	-	(2.71)	(0.41)	(0.71)	(0.92)	(0.74)
Redemption fees (2)(3)	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	-	(2.72)	(0.58)	(0.82)	(1.07)	(0.87)
Net asset value, end of period	$26.56	$32.69	$28.15	$26.41	$22.48	$25.32
Total investment return (loss)	(18.75)%	26.00%	8.78%	21.13%	(6.91)%	7.64%
Net assets, end of period, in thousands	$336,851	$427,257	$361,594	$437,300	$367,477	$435,507
Ratios/supplemental data:
Ratio of expenses to average net assets	0.91%	0.95%	1.04%	1.05%	1.04%	1.04%
Ratio of net investment income to average net assets	0.15	0.02	0.58 (4)	0.48	0.54	0.48
Portfolio turnover rate	13.15	21.45	16.39	15.07	20.40	19.27

(1)  For the six months ended June 30, 2022, all ratios have been annualized except total investment return and portfolio turnover.

(2)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(3)  Amount per share is less than $0.005.

(4)  Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.

See accompanying Notes to Financial Statements.

Mairs & Power Minnesota Municipal Bond ETF
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended June 30, 2022	Period Ended December 31, 2021 (1)
	(unaudited)
Per Share
Net asset value, beginning of period	$25.16	$25.00
Income from investment operations:
Net investment income (2)	0.14	0.18
Net realized and unrealized gain (loss)	(3.33)	0.14
Total from investment operations	(3.19)	0.32
Distributions to shareholders from:
Net investment income	(0.13)	(0.16)
Total distributions	(0.13)	(0.16)
Net asset value, end of period	$21.84	$25.16
Total investment return, at NAV (3)(4)	(12.71)%	1.29%
Total investment return, at Market (3)(4)	(12.88)%	1.32%
Net assets, end of period, in thousands	$17,471	$18,619
Ratios/supplemental data:
Ratio of expenses to average net assets (5)	0.39%	0.39%
Ratio of net investment income to average net assets (5)	1.20%	0.88%
Portfolio turnover rate (4)(6)	13.54%	2.54%

(1)  The Fund commenced investment operations on March 11, 2021.

(2)  Per share net investment income was calculated using average shares outstanding.

(3)  Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)  Not annualized for periods less than one year.

(5)  Annualized for periods less than one year.

(6)  Excludes in-kind transations associated with creations and redemptions of the Fund.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Mutual Funds, you incur two types of costs: (1) transaction costs, including redemption fees for shareholders of the Small Cap Fund, and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Mutual Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges. As a shareholder of the Minnesota ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund's shares, and (2) ongoing costs, including management fees of the Fund.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period January 1, 2022 through June 30, 2022 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below provides information about the actual account values and actual expenses. You may use this information in this line, together with the amount you invested to estimate the expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only and do not reflect any transactional fees, such as redemption fees. In addition, if these transactional fees were included, your costs would have been higher. These hypothetical expense examples may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 01/01/2022	Ending Account Value 06/30/2022	Expenses Paid During Period *
Actual return	$1,000.00	$783.10	$2.79
Hypothetical assumed 5% return	$1,000.00	$1,021.67	$3.16

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.63%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

Mairs & Power Balanced Fund

	Beginning Account Value 01/01/2022	Ending Account Value 06/30/2022	Expenses Paid During Period *
Actual return	$1,000.00	$842.10	$3.15
Hypothetical assumed 5% return	$1,000.00	$1,021.37	$3.46

FUND EXPENSES (unaudited) (continued)

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.69%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

Mairs & Power Small Cap Fund

	Beginning Account Value 01/01/2022	Ending Account Value 06/30/2022	Expenses Paid During Period *
Actual return	$1,000.00	$812.50	$4.09
Hypothetical assumed 5% return	$1,000.00	$1,020.28	$4.56

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.91%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

Mairs & Power Minnesota Municipal Bond ETF

	Beginning Account Value 01/01/2022	Ending Account Value 06/30/2022	Expenses Paid During Period [1]
Actual return	$1,000.00	$872.90	$1.81
Hypothetical assumed 5% return	$1,000.00	$1,022.86	$1.96

1  The Fund's expenses are equal to the Fund's annualized expense ratio for the period of 0.39%, multiplied by the average account value over the period, multiplied by the number of days in the period (181 days), divided by 365 days to reflect the period of January 1, 2022 through June 30, 2022.

BASIS FOR TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the "Trustees") of Trust for Professional Managers (the "Trust") met on January 27, 2022 to consider the initial approval of the Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of the Mairs & Power Growth Fund, the Mairs & Power Balanced Fund, and the Mairs & Power Small Cap Fund (the "Mairs & Power Funds" or the "Funds"), each a series of the Trust, and Mairs & Power, Inc., the Funds' investment adviser (the "Adviser"). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement, including a memorandum provided by the Funds' legal counsel, which outlined the Trustees' responsibilities in considering the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, detailed comparative information relating to each Fund's performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser's Form ADV, select financial statements of the Adviser, biographical information of the Adviser's key management and compliance personnel, comparative fee information for each Fund and the Adviser's other separately-managed accounts and a summary detailing key provisions of the Adviser's written compliance program, including its code of ethics) and other pertinent information.

In reviewing the Agreement, the Board considered certain matters, including, but not limited to, the following: (1) the nature, extent and quality of services that would be provided to the Funds by the Adviser; (2) the cost of services provided and profits realized by the Adviser from its management of the Funds; (3) the extent to which economies of scale would be realized as each Fund grows and whether the proposed management fees for each Fund reflect these economies of scale for the Funds' benefit; and (4) other financial benefits to the Adviser resulting from services rendered to the Funds.

Based on their evaluation of information provided by the Adviser, in conjunction with the Funds' other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended (the "Independent Trustees")), approved the Agreement for an initial term ending two years following the Funds' commencement of operations pursuant to an effective registration statement.

1.  NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services that would be provided by the Adviser to the Funds and the amount of time devoted by the Adviser's staff to the Funds' operations. The Trustees considered the Adviser's specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Andrew R. Adams, Lead Portfolio Manager, and Peter J. Johnson, Co-Manager, of the Mairs & Power Growth Fund (the "Growth Fund"), Kevin J. Earley, Lead Portfolio Manager, and Robert W. Thompson, Co-Manager, of the Mairs & Power Balanced Fund (the "Balanced Fund"), and Andrew R. Adams, Lead Portfolio Manager, Allen D. Steinkopf, Co-Manager, Christopher D. Strom, Co-Manager, and Michael C. Marzolf, Co-Manager, of the Mairs & Power Small Cap Fund (the "Small Cap Fund"), who will serve as portfolio managers for the respective Funds, and other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees noted that each Fund will be the successor to a corresponding series of Mairs & Power Funds Trust managed by the Adviser and reorganized into the respective Fund (each, a "Predecessor Fund," and collectively, the "Predecessor Funds"). The Trustees reviewed information provided by the Adviser in a due diligence questionnaire, including the structure of the Adviser's compliance program and discussed the Adviser's marketing activities and its continuing commitment to the Funds. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed the Adviser's handling of compliance matters, including the reports of the Trust's chief compliance officer to the Trustees on the effectiveness of the Adviser's compliance program. The Trustees also considered the Adviser's overall financial condition, as well as the implementation and operational effectiveness of the Adviser's business continuity plan. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser's compliance program, were satisfactory and reliable.

BASIS FOR TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT (continued)

2.  INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

In considering the portfolio management services to be provided by the Adviser, the Trustees considered the investment management experience of Messrs. Adams, Earley, Johnson, Marzolf, Steinkopf, Strom and Thompson. Because the Funds had not yet commenced operations and did not have their own performance history, the Trustees considered the historical performance of the Predecessor Funds, which are each managed by the portfolio managers in identical respects as they will manage the Funds. The Trustees noted that the Funds will not commence operations until after the closing of the reorganization of each Predecessor Fund with and into each corresponding Fund, at which time each Fund will adopt the performance history of the corresponding Predecessor Fund. The Trustees discussed the performance of each Predecessor Fund for the year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended September 30, 2021. In assessing the quality of the portfolio management services to be provided by the Adviser, the Trustees compared the short-term and longer-term performance of each Predecessor Fund on both an absolute basis and in comparison to a benchmark index (the S&P 500 Total Return Index for the Predecessor Growth Fund, a blended index (the "Blended Index") comprised of an unmanaged portfolio of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg U.S. Government/Credit Bond Index for the Predecessor Balanced Fund, and the S&P SmallCap 600 Total Return Index for the Predecessor Small Cap Fund). The Trustees also reviewed information on the historical performance of other separately-managed accounts of the Adviser that were similar to each of the Predecessor Funds in terms of investment strategies.

The Trustees noted that the Predecessor Growth Fund outperformed the S&P 500 Total Return Index for the year-to-date, one-year and since inception (11/7/1958) periods ended September 30, 2021. The Trustees noted that the Predecessor Fund underperformed the S&P 500 Total Return Index for the three-year, five-year and ten-year periods ended September 30, 2021. The Trustees noted that the Predecessor Growth Fund's performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

The Trustees noted that the Predecessor Balanced Fund outperformed the Blended Index for the year-to-date, one-year and since inception (1/10/1991) periods ended September 30, 2021. The Trustees noted that the Predecessor Fund underperformed the Blended Index for the three-year, five-year and ten-year periods ended September 30, 2021. The Trustees noted that the Predecessor Balanced Fund's performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

The Trustees noted that the Predecessor Small Cap Fund outperformed the S&P Small Cap 600 Total Return Index for the ten-year and since inception (8/11/2011) periods ended September 30, 2021. The Trustees noted that the Predecessor Fund underperformed the S&P Small Cap 600 Total Return Index for the year-to-date, one-year, three-year and five-year periods ended September 30, 2021. The Trustees noted that the Predecessor Small Cap Fund's performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information and noting that past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from the Adviser's management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser's proposed management fee, including a review of the expense analyses and other pertinent material with respect to each Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to a peer group of funds in each Predecessor Fund's current Morningstar Category as constructed by data presented by Morningstar Direct (a peer group of U.S. large blend funds for the Predecessor Growth Fund, a peer group of U.S. allocation funds (50% to 70% equity allocation funds) for the Predecessor Balanced Fund, and a peer group of U.S. small blend funds for the Predecessor Small Cap Fund) (each, a "Morningstar Peer Group"). The Trustees also considered the cost structure of each Fund relative to other separately-managed accounts of the Adviser that were similar to each of the Funds in terms of investment strategies.

BASIS FOR TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT (continued)

The Trustees noted that the Balanced Fund's proposed contractual management fee of 0.60% was higher than the Morningstar Peer Group average of 0.45%. The Trustees further noted that the Balanced Fund's total annual fund operating expenses ratio of 0.68% of the Fund's average annual assets was above the Morningstar Peer Group average of 0.59%. The Trustees also compared the fees to be paid by the Balanced Fund to the fees paid by other separately-managed accounts of the Adviser.

The Trustees noted that the Growth Fund's proposed contractual net management fee of 0.55% was higher than the Morningstar Peer Group average of 0.52%. The Trustees further noted that the Growth Fund's total annual fund operating expenses ratio of 0.61% of the Fund's average annual assets was below the Morningstar Peer Group average of 0.62%. The Trustees also compared the fees to be paid by the Growth Fund to the fees paid by other separately-managed accounts of the Adviser.

The Trustees noted that Small Cap Fund's proposed contractual management fee of 0.80% was higher than the Morningstar Peer Group average of 0.78%. The Trustees further noted that the Small Cap Fund's total annual fund operating expenses ratio of 0.97% of the Fund's average annual assets was above the Morningstar Peer Group average of 0.95%. The Trustees also compared the fees to be paid by the Small Cap Fund to the fees paid by other separately-managed accounts of the Adviser.

The Trustees also noted that, under the Advisory Agreement, the Adviser has agreed to reimburse the Growth Fund or Balanced Fund in the event that the total expenses incurred by either Fund in any fiscal year, excluding interest, taxes, brokerage commissions and extraordinary litigation costs, but including payments to the Adviser, shall exceed 1.50% of the first $30 million dollars and 1.00% of the balance of the average value of the net assets of the Fund during said fiscal year, based upon computations of such value made as of the close of business on the last valuation day of each month during such fiscal year. In addition, the Trustees noted that the Adviser has agreed to waive its management fees and/or reimburse expenses of the Growth Fund, Balanced Fund or Small Cap Fund for a period of two years following the closing of the reorganizations, to the extent that covered expenses (i.e., outside legal expenses, audit and tax expenses, trustees' fees, insurance expenses, ICI membership fees, and chief compliance officer fees) accrued for the twelve months ending on the first anniversary of the closing of the reorganizations and the twelve months ending on the second anniversary of the reorganizations exceed $173,000, $31,000 and $13,500, respectively.

The Trustees also considered the overall profitability that may result from the Adviser's management of each Fund and reviewed the Adviser's financial information. The Trustees also examined the level of profits that could be realized by the Adviser from the fees payable under the Agreement based on a pro forma profitability analysis provided by the Adviser.

The Trustees concluded that each Fund's estimated expenses and the proposed management fees to be paid to the Adviser were fair and reasonable in light of the comparative expense and management fee information and the investment management services to be provided to each Fund by the Adviser. The Trustees further concluded, based on a pro forma profitability analysis prepared by the Adviser, that the Adviser maintained adequate profit levels to support its services to the Funds.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund's expenses relative to its Morningstar Peer Group and discussed economies of scale. With respect to the Balanced Fund and the Small Cap Fund, the Trustees noted that each Fund's proposed management fee structure did not contain any breakpoint reductions as the Fund's assets grow in size, but that the feasibility of incorporating breakpoints would be reviewed on a regular basis. With respect to the Growth Fund, the Trustees reviewed the proposed breakpoint reductions set forth in the Advisory Agreement (0.60% on the first $2.5 billion of net asset value and 0.50% on the net asset value in excess of $2.5 billion). With respect to the Adviser's fee structure, the Trustees concluded that the potential economies of scale with respect to each Fund were acceptable.

5.  BENEFITS TO BE DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater

BASIS FOR TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AGREEMENT (continued)

name recognition, an increased ability to obtain research or brokerage services, or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit each Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the approval of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund's surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the proposed Advisory Agreement for an initial two-year term as being in the best interests of each Fund and its shareholders.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM – MAIRS & POWER MINNESOTA MUNICIPAL BOND ETF

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Trust for Professional Managers (the "Trust") has adopted and implemented a liquidity risk management program (the "Trust Program"). As required under the Trust Program, Mairs & Power, Inc. ("Mairs & Power"), the investment adviser to the Mairs & Power Minnesota Municipal Bond ETF (the "Fund"), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the "Adviser Program"). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the "Board") of the Trust has approved Mairs & Power as the administrator for the Adviser Program (the "Program Administrator"). The Program Administrator has further delegated administration of the Adviser Program to its senior leadership team. The Program Administrator is required to provide a written annual report to the Board and the Trust's chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund's highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On April 13, 2022, the Board reviewed the Program Administrator's written annual report for the period March 11, 2021 through December 31, 2021 (the "Report"). The Report provided an assessment of the Fund's liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund's portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a "primarily highly liquid fund" (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund's restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund's investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

NOTICE OF PRIVACY POLICY & PRACTICES (unaudited)

We collect non-public personal information about you from the following sources:

•  information we receive about you on applications or other forms;

•  information you give us orally; and

•  information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling (855)-839-2800 for the Minnesota ETF or (800) 304-7404 for the Mutual Funds and requesting a copy of the applicable Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov on Form N-PX.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

A description of the Funds' policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI and on the Funds' website. A complete list of each Fund's holdings is available on or about 15 days after each quarter-end at www.mairsandpower.com. This list remains available on the website until it is replaced with the following quarter-end list. The portfolio holdings list is also filed in the Funds' annual and semi-annual reports to shareholders filed with the SEC on Form N-CSR and as an exhibit to Form N-PORT following the end of each quarter. Form N-CSR and the public portion of Form N-PORT, when available, may be viewed on the SEC's website at www.sec.gov.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Minnesota ETF at (855)-839-2800 or the Mutual Funds at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

eDelivery is available to all direct shareholders. eDelivery provides your tax statements, account statements, trade confirmation statements and certain other shareholder documents online rather than by regular mail. In addition to reducing paper waste, eDelivery may reduce your Fund fees by lowering printing and mailing costs over time. To receive materials electronically, please contact the Minnesota ETF at (855)-839-2800 or the Mutual Funds at (800) 304-7404 or visit www.mairsandpower.com to sign up for eDelivery. If you hold your Fund shares through a Financial Intermediary, please contact your Financial Intermediary regarding electronic delivery options.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (unaudited)

Information regarding how often shares of the Minnesota ETF trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Minnesota ETF is available without charge, on the Minnesota ETF's website at www.mairsandpower.com.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (unaudited)

On April 29, 2022, Ernst & Young LLP ("E&Y") was replaced as the independent registered public accounting firm for the Mutual Funds following the Reorganization. The reports of E&Y on the financial statements of the Mutual Funds for the past five fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the five most recent fiscal years and through April 29, 2022, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Cohen & Company, Ltd. as the new independent registered public accounting firm for the Mutual Funds, as of April 29, 2022.

RESULTS OF SHAREHOLDER MEETING

A Special Joint Meeting of Shareholders (the "Meeting") took place on April 6, 2022. The Meeting was held for all series in the Trust. All Trust shareholders of record, in the aggregate across all series of the Trust, were entitled to attend or submit proxies. As of the record date, February 7, 2022, the Trust had 534,673,511 shares outstanding. The results of the voting for the proposals were as follows:

Proposal 1: To approve the election of four Trustees to the Board of Trustees of the Trust to serve until his or her successor is elected and qualified.

	For Votes	Votes Withheld	Broker Non-Vote
Vincent P. Lyles	465,453,094	2,962,687	15,025,189
Erik K. Olstein	465,703,874	2,711,906	15,025,189
Lisa Zúñiga Ramírez	465,728,682	2,662,552	15,025,189
Gregory M. Wesley	465,394,219	2,984,741	15,025,189

Accordingly, effective April 6, 2022, the Board of Trustees of Trust for Professional Managers consists of the following individuals, each of whom have been elected by shareholders:

Michael D. Akers, Independent Trustee
Gary A. Drska, Independent Trustee
Vincent P. Lyles, Independent Trustee
Erik K. Olstein, Independent Trustee
Lisa Zúñiga Ramírez, Independent Trustee
Gregory M. Wesley, Independent Trustee
Joseph C. Neuberger, Interested Trustee

Proposal 2: To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

For Votes	Votes Against	Votes Abstained
476,848,750	2,932,139	3,647,484

INFORMATION ABOUT TRUSTEES

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-839-2800.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	26	• Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-May 2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	26	• Retired; Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	26

• System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-present); President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee (2012-2018).

					Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	26

• Retired; President and Chief Operating Officer (2000-2020), Vice President of Sales and Chief Operating Officer (1995-2000), Olstein Capital Management, L.P. (asset management firm); Secretary and Assistant Treasurer, The Olstein Funds (1995-2018).

					Trustee, The Olstein Funds (an open-end investment company) (1995-2018).
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	26

• Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020); Partner and Senior Portfolio Manager, Denver Investments LLC (asset management firm) (2009-2018).

					N/A

INFORMATION ABOUT TRUSTEES (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES (continued)
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	26	• Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-present).	N/A
INTERESTED TRUSTEE AND OFFICERS
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	26	• President (2017-present), Chief Operating Officer (2016-2020), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017); Trustee, USA MUTUALS (an open-end investment company) (2001-2018).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	• Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	• Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A

• Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021); Chief Compliance Officer, Keeley Asset Management Corp. (2015-2017).

N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	• Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018).	N/A

INFORMATION ABOUT TRUSTEES (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
INTERESTED TRUSTEE AND OFFICERS (continued)
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	• Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	• Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Laura A. Caroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	• Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

*  Mr. Neuberger is an "interested person" of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Mairs & Power Growth Fund, established 1958
Mairs & Power Balanced Fund, established 1961
Mairs & Power Small Cap Fund, established 2011
Mairs & Power Minnesota Municipal Bond ETF (MINN), established 2021

To Contact the Funds
Call 1-855-839-2800
for the Minnesota ETF
or 1-800-304-7404
for the Mutual Funds
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Mairs & Power, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable for semi-annual reports.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*
John Buckel, President

Date 8/31/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*
John Buckel, President

Date 8/31/22

By (Signature and Title)*
Jennifer Lima, Treasurer

Date 8/31/22

* Print the name and title of each signing officer under his or her signature.